UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)    February 4, 2008

 				Nyer Medical Group, Inc.
          (Exact name of Registrant as Specified in its Charter)

         Florida                      000-20175              01-0469607
(State or Other Jurisdiction   (Commission file Number)   (IRS Employer
of Incorporation)                                        Identification No.)

 1292 Hammond Street, Bangor, Maine                       04401
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code 	(207) 942-5273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



















Section 1		Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2008, in connection with the closing of the acquisition by Nyer Medical Group, Inc. (the "Registrant") from the other stockholders of D.A.W, Inc. ("D.A.W."), the Registrant's majority-owned subsidiary, of the remaining 20% of the outstanding common stock of D.A.W. not already owned by the Registrant, the Registrant (i) entered into an amendment with Karen Wright to amend Ms. Wright's employment agreement to reflect her resignation as President and Vice President of Operations of the Registrant and her resignation from the Board of Directors of the Registrant, (ii) entered into employment agreements with D.A.W. and each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry (collectively, the "New Employment Agreements"), (iii) entered into a registration rights agreement (the "Registration Rights Agreement") with the Minority Shareholders (as defined below in Item 1.01 of this Current Report), (iv) issued a promissory note (referred to as the Purchase Note below in Item 2.01 of this Current Report),
(v) issued convertible notes (referred to as Convertible Notes below in Item
2.01 of this Current Report), (vi) issued a promissory note (referred to as the Nyer Promissory Note in Item 2.01 of this Current Report) and (vii) issued a promissory note in connection a certain loan from D.A.W. (referred to as the D.A.W. Note below in Item 2.03 of this Current Report). The amendment to Ms. Wright's employment agreement, the New Employment Agreements and the Registration Rights Agreement are described in more detail in Item 2.01 of this Current Report, which description is incorporated in this Item 1.01 as if set forth in full herein. The Purchase Notes, the Convertible Notes, the Nyer Promissory Note and the D.A.W. Note are described in more detail in Item 2.03 of this Current Report, which descriptions are incorporated in this Item 1.01 as if set forth in full herein.

The other stockholders of D.A.W. were Mark Dumouchel, the President and a director of D.A.W., David Dumouchel, a Vice President and a director of D.A.W. and the brother of Mark Dumouchel, Lucille Curry, the sister of each of Mark and David Dumouchel, Wayne Gunter, a Vice President of D.A.W., and Donato Mazzola, a Vice President of D.A.W. (the "Minority Shareholders"). The stockholders of F.M.T. Franchise Co., Inc. ("F.M.T.") (another majority-owned subsidiary of the Registrant which was purchased, in part, by D.A.W., as described below in Item 2.01 of this Current Report) other than the Registrant were Mark Dumouchel, David Dumouchel, Michael Curry, a Vice President of D.A.W. and husband of Lucille Curry, Wayne Gunter and Donato Mazzola. Michael Curry and the Minority Shareholders (excluding Lucille Curry) are Named Executive Officers (as such term is defined in Item 4.02 of Regulation S-K) of the Registrant. Karen Wright is a Named Executive Officer of the Registrant. The Minority Shareholders (and in the case of the Registration Rights Agreement and the New Employment Agreements, Michael Curry) are the beneficiaries of the New Employment Agreements (excluding Lucille Curry), Registration Rights Agreement, the Purchase Note and the Convertible Notes. Karen Wright was a director of the Registrant and D.A.W. Other related person relationships involving Mark Dumouchel and David Dumouchel are described in Item 5.02 of this Current report and incorporated in this Item 1.01 as if set forth in full herein.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the Registrant's acquisition of the remaining 20% of the outstanding common stock of D.A.W. not already owned by the Registrant (the "Acquisition", as described in more detail in Item 2.01 of this Current Report and in the Amended Agreement (as defined in Item 2.01 of this Current Report)), on February 4, 2008, pursuant to Section 7.2 of the Amended Agreement, the pledge agreement dated as of August 14, 2006 made by the Registrant in favor of D.A.W. was terminated and is of no further force and effect. Pursuant to the pledge agreement, the Registrant pledged to D.A.W. certain shares of D.A.W. owned by the Registrant to secure the Registrant's debt to D.A.W. under an agreement, dated as of August 9, 2006, by and among the Registrant, D.A.W., F.M.T., the Minority Shareholders and Michael Curry (the "2006 Agreement").

The Acquisition was a result of the Registrant's obligation under a 1996 agreement between the Registrant and the Minority Shareholders, pursuant to which the Registrant agreed to purchase of the Minority Shareholders' interest in D.A.W. and F.M.T. by August 2006, if such purchase was so requested by the Minority Shareholders (the "1996 Agreement"). In August 2006, at the Registrant's request, the Registrant and the Minority Shareholders entered into the 2006 Agreement which in relevant part extended until as late as July 2007 the Registrant's obligations to complete the purchase of the Minority Shareholders' interest in D.A.W. and F.M.T. with payment of $4 million in immediately available funds.

With the Registrant still unable to satisfy its purchase obligations under the 2006 Agreement, in December 2007 the Registrant entered into the Amended Agreement in order to allow for a series of transactions, which, when completed and realized upon over time, would together with other related transactions (by and between the Registrant and Samuel Nyer) satisfy the Registrant's obligations under the 2006 Agreement and the 1996 Agreement.

Pursuant to Section 7.2 of the Amended Agreement, upon the effectiveness of the Amended Agreement, on February 4, 2008, the rights and obligations of the parties to the 1996 Agreement and the 2006 Agreement (as such terms are defined in Item 2.01 of this Current Report) were satisfied.

Section 2		Financial Information
Item 2.01	Completion of Acquisition or Disposition of Assets

On February 4, 2008, the Registrant completed the Acquisition. On February 4, 2008, immediately prior to the Acquisition, D.A.W. completed its acquisition from the other stockholders of F.M.T. of the remaining 20% of the outstanding common stock of F.M.T. not already owned by the Registrant. As a result, the Registrant became the sole owner of D.A.W. and F.M.T., directly owning 80% of the outstanding common stock of F.M.T. and indirectly owning the remaining 20% of the outstanding common stock of F.M.T. through the Registrant's 100% ownership of the outstanding common stock of D.A.W. The Acquisition was made pursuant to the First Amended and Restated Agreement which the Registrant entered into on December 20, 2007 with D.A.W., the Minority Shareholders and Michael Curry (the "Amended Agreement"). The Amended Agreement was amended by the "Amendment", as defined in Item 8.01 of this Current Report. In this Current Report, the term "Amended Agreement" shall mean the Amended Agreement as modified by the Amendment.

The other stockholders of D.A.W. were the Minority Stockholders. The other stockholders of F.M.T. were Mark Dumouchel, David Dumouchel, Michael Curry, a Vice President of D.A.W. and husband of Lucille Curry, Wayne Gunter and Donato Mazzola. Certain material relationships between the parties to the Agreement and the Registrant are described in Item 1.01 of this Current Report and are incorporated in this Item 2.01 as if set forth in full herein. Other related person relationships involving Mark Dumouchel and David Dumouchel are described in Item 5.02 of this Current report and incorporated in this Item 2.01 as if set forth in full herein.

In consideration for the remaining 20% of D.A.W.'s outstanding common stock, the Registrant paid and issued to the Minority Shareholders the following:

(i)	an aggregate cash payment of $1,750,000 to the Minority Shareholders
(which was funded by the D.A.W. Note); (ii) 2,000 shares of Series 2 Class B Preferred Stock (the "Series 2 Stock"), a newly-created series of convertible Class B preferred stock of the Registrant, which shares are initially convertible into 218,000 shares of the Registrant's common stock (the "Common Stock"), based upon an initial conversion price of $1.84 (which is subject to adjustment), and which have 2,000 votes per share of Series 2 Stock (for an aggregate of 4,000,000 votes); (iii) a promissory note in the aggregate principal amount of $350,000 (the "Purchase Note"); and (iv) convertible promissory notes in the aggregate principal amount of $1,500,000, which are convertible into an aggregate of approximately 815,217 shares of Common Stock, based upon an initial conversion price of $1.84 (the "Convertible Notes").

On February 4, 2008, the Registrant purchased from Samuel Nyer 2,000 shares of the Registrant's Class A preferred stock (the "Class A Stock") and 1,000 shares of the Registrant's Class B preferred stock (the "Class B Stock") held by Mr. Nyer (which represented all of the issued and outstanding shares of such preferred stock) in exchange for a promissory note in the amount of $400,000 (the "Nyer Promissory Note").

Prior to the closing under the Amended Agreement, Samuel Nyer, through his ownership of the Class A Stock and the Class B Stock (which carried 4,000,000 votes in the aggregate), controlled a majority of the Registrant's voting securities. On February 4, 2008, pursuant to that certain Preferred Stock Purchase and Sale Agreement that the Registrant entered into with Samuel Nyer on December 20, 2007 and as a condition to the Acquisition, the Registrant completed its purchase of all of the outstanding shares of the Class A Stock and Class B Stock held by Samuel Nyer (which represents all of the issued and outstanding shares of such preferred stock) in exchange for the Nyer
Promissory Note (the "Samuel Nyer Purchase"). In accordance with the terms of the Amended Agreement, the Registrant cancelled the Class A Stock and the Class B Stock. Samuel Nyer's son, Dr. Kenneth Nyer, was a director of the Registrant, but he resigned his position on February 4, 2008.

As a result of the Acquisition, the issuance of the Series 2 Stock to the Minority Shareholders, the Samuel Nyer Purchase (and subsequent cancellation of the Class A Stock and the Class B Stock) and the appointment of certain Minority Shareholders to fill director and officer vacancies, there has been a change of control of the Registrant with the Minority Shareholders owning approximately 58% of the voting power of the Registrant's outstanding Common Stock and certain Minority Shareholders holding office as director and/or executive officer of the Registrant.

The Registrant negotiated the terms of the 1996 Agreement, the 2006 Agreement and the Amended Agreement on terms no more favorable to the Minority Shareholders than an arms-length-transaction with unrelated parties. The purchase prices with respect to the Acquisition and the Samuel Nyer Purchase were deemed fair and reasonable by the Board of Directors of the Registrant. The $4,000,000 purchase price with respect to the Acquisition was calculated based on a valuation formula the Registrant derived from prior experience in the acquisition and sale of pharmacies.
The Acquisition and the other transactions contemplated by the Amended Agreement were approved by the Registrant's shareholders at a special meeting of shareholders held on February 4, 2008.
Prior to the closing of the Acquisition, the Registrant obtained the written consent of KeyBank NA for such acquisition, which consent was required under the Commercial Guaranty, dated October 6, 2004, made by the Registrant in favor of KeyBank NA. The consent was required because under the Commercial Guaranty the Registrant could not transfer assets without the prior written consent of KeyBank.

Registration Rights Agreement
On February 4, 2008, the Registrant entered into a Registration Rights Agreement with the Minority Shareholders and Michael Curry under which it would be obligated, under certain conditions, to register for resale with the SEC shares of the Common Stock being acquired, or to be acquired in the future, by the Minority Shareholders upon the conversion of the Series 2 Stock and the Convertible Notes and the exercise of certain options granted under the New Employment Agreements. The Minority Shareholders will have the right to demand registration on up to two occasions and to have their shares included in certain other sales of Registrant's equity securities, including underwritten public offerings, if any.
Amendment to Karen Wright Employment Agreement
On February 4, 2008, the Registrant entered into an amendment with Karen Wright to amend Ms. Wright's employment agreement to reflect her resignation as President and Vice President of Operations of the Registrant.

New Employment Agreements
On February 4, 2008, in connection with the closing of the Acquisition, the Registrant and D.A.W. entered into the New Employment Agreements.

General

The term of each of the New Employment Agreements is three years, which may be renewed upon agreement of the parties.

Under the New Employment Agreements, Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry (the "Executives") will each be entitled to (a) medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of their respective New Employment Agreement and (b) additional term life insurance coverage in the amount of $1,000,000.00 with beneficiaries designed by each such Executive.
Under the New Employment Agreements, D.A.W. will establish a bonus pool (the "DAW Bonus Pool"), which will be equal to a percentage of income (before deductions for income taxes and management fees paid to the Registrant).
The percentage of income paid into the DAW Bonus Pool is as follows: (i) Ten percent (10%) of income between $450,000.00 and $900,000.00; (ii) Fifteen percent (15%) of income between $900,001.00 and $1,350,000.00; and (iii)Twenty percent (20%) of income in excess of $1,350,000.00. Fifty percent of the D.A.W. Bonus Pool will be used for bonuses to be paid to the Executives under their respective New Employment Agreements as follows: (i) Mr. Mark Dumouchel will receive 17%, and (ii) each of the remaining Executives will share the remaining 33% in equal lots of 8.25%.

Under the New Employment Agreements, the Registrant granted to each of the Executives non-qualified options to purchase twelve thousand (12,000) shares of Common Stock at an exercise price equal to the Market Price (as defined in the Registrant's 2002 Stock Option Plan (the "Plan")) on the date of grant, which was $1.49 on February 4, 2008.

Under the Plan, the Market Price on any day is, in the sole discretion of the stock option committee administering the Plan, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day (the "Average Price") or (y) the closing price reported on the consolidated trading listing for such day (the "Closing Price"). The stock option committee determined the Market Price based upon the Closing Price. The options granted under the New Employment Agreements will be exercisable in their entirety on February 4, 2009.

Pursuant to the New Employment Agreements, each of the Executives will be entitled to a cash severance payment in the event that the Registrant or D.A.W. terminates the agreement without Cause (as defined in the New Employment Agreement) or the New Employment Agreement is terminated by the Executive for Good Reason (as defined in the New Employment Agreement) which severance will be equal to the total of (i) one year of base salary at the salary rate then in effect to the extent allocable as to D.A.W. and the Registrant, as the case may be, but not to exceed the aggregate base salary then in effect; (ii) the last annual bonus paid to the Executive (or, in the event that the termination occurs before any bonus has been paid, the annualized bonus for the year in which the termination occurs); and (iii) in the case of Mr. Mark Dumouchel only, the last Franchise Payment (as defined in below) paid to Mr. Mark Dumouchel (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the year in which the termination occurs). Additionally, in the event of any termination under a New Employment Agreement, the Executive will be entitled to COBRA continuation coverage for six months after any such termination.

Under the New Employment Agreements, each of the Executives are subject to non-compete and non-solicitation provisions and a non-disclosure provision. The non-compete and non-solicitation provisions survive for six months after the termination of the New Employment Agreements and the non-disclosure provision has no termination date.

Mark Dumouchel Employment Agreement

Pursuant to his New Employment Agreement, Mr. Mark Dumouchel will be employed as the Chief Executive Officer of the Registrant and President of D.A.W. and will receive a base salary of $175,000 per year of which the Registrant will pay him $43,750 and D.A.W. will pay him $131,250. Under his New Employment Agreement, D.A.W. will also pay Mr. Mark Dumouchel an annual lump sum payment equal to five percent of the total amount royalties and licensing fees collected by D.A.W. during the prior fiscal year (the "Franchise Payment").

Pharmacy Manager Employment Agreements

Pursuant to their respective New Employment Agreements, each of David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry will be employed by D.A.W. as a pharmacy manager at annual base salary of $150,000. The annual base salary will be adjusted each anniversary date of the New Employment Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.


Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet
Arrangement of a Registrant

In consideration for the remaining 20% of D.A.W.'s outstanding common stock, on February 4, 2008, the Registrant paid and issued to the Minority Shareholders the (i) Purchase Notes, (ii) Convertible Notes and (iii) Series 2 Stock. In addition, the Registrant issued a promissory note to D.A.W. in the amount of $2,291,667.28 (the "D.A.W. Note") representing amounts previously borrowed under the 2006 Agreement plus $1,750,000 borrowed from D.A.W. to finance the Acquisition. In connection with the Samuel Nyer Purchase, the Registrant issued the Nyer Promissory Note to Mr. Samuel Nyer in consideration for the purchase of all of the outstanding shares of the Registrant's Class A preferred stock and Class B preferred stock held by Mr. Samuel Nyer.

The Acquisition also gave rise to the obligations of the Registrant under the contracts more fully disclosed in Item 2.01, which discussion is incorporated into this Item 2.03 as if set forth in full herein.

Purchase Note
The Registrant issued the Purchase Note to the Minority Shareholders on February 4, 2008 in aggregate principal amount of $350,000 as part of the consideration for Minority Shareholders stock of D.A.W. The Purchase Note bears interest at the rate of 7% per annum and has a five year term. The Registrant will make 60 monthly payments of principal and interest under the Purchase Note, with the monthly payments of principal being $5,833.33. The Registrant will have a ten (10) day cure period for any late payment of interest and principal under the Purchase Note.
The Purchase Note is only assignable to the holder's estate, to any immediate family member of the holder, to a trust for the benefit of any immediate family member, to Nyle International Corp. (a company controlled by Samuel Nyer) ("Nyle") or to a National Bank. The Purchase Note was assigned to Nyle on February 4, 2008 by the Minority Shareholders as consideration for their purchase of common stock of the Registrant owned by Nyle.

Convertible Notes
Interest; Term; Maturity Date

The Registrant issued the Convertible Notes to the Minority Shareholders on February 4, 2008 in the aggregate principal amount of $1,500,000 as part of the consideration for the Minority Shareholders stock of D.A.W. The Convertible Notes bear interest at the rate of 8% per annum and become due and payable on February 4, 2011 ("Maturity"). Interest on the Convertible Notes is paid in arrears on the 15th day of each month and on Maturity, commencing on March 15, 2008. The principal amount, with any interest owed an not yet paid, is due on Maturity.
Prior to February 4, 2009, interest on the Convertible Notes may only be paid by the Registrant in cash. After February 4, 2009, the holders of the Convertible Notes have the option of having interest paid in cash or in shares of Common Stock (based on the conversion rate then in effect, which is initially $1.84 but subject to adjustment). If any amount of principal or other amounts due under the Convertible Notes, other than interest, is not paid when due, the Registrant will pay a late charge equal to 15% per annum on such amount from the date such amount was due until it is paid in full.
Conversion
On and after February 4, 2009, the holders of the Convertible Notes may elect to convert any portion of the outstanding and unpaid interest and principal of the Convertible Notes into shares of Common Stock at a conversion price of $1.84 (as appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the common stock outstanding).
The conversion price of the Convertible Note will also be adjusted in the event that (i) the Registrant sells shares of Common Stock or a security convertible or exchange into or exercisable for shares of Common Stock at a price per share less than the conversion price then in effect, or (ii) there is a stock split, stock dividend, reverse stock split or other subdivision of the Common Stock. Adjustments to the conversion price will be calculated in substantially the same manner and method as with respect to the adjustment to the conversion price with respect to the Series 2 Stock as described in Item 3.02 of this Current Report, which description is incorporated herein as if set forth in this Item 2.03 in full.
The Registrant will not make any adjustment to the conversion price with respect to shares of Common Stock issued or issuable at a price per share less than the conversion price then in effect if such issuance is a result of (i) options issued under a stock option plan approved by the Board (up to a maximum of ten percent (10%) of the outstanding Common Stock); (ii) the conversion or exchange of the convertible notes issued to the Minority Shareholders pursuant to the Amended Agreement; (iii) any acquisition by the Registrant the primary purpose of which is not to raise capital; (iv) securities issued in connection with corporate partnering transactions under terms approved by the Board and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any options or convertible securities which are outstanding on December 6, 2007 provided that the terms of such options or convertible securities have not been amended, modified or changed on or after December 7, 2007; and (vi) options granted to any of the Minority Shareholders pursuant to their respective employment agreements.
If the Registrant fails to deliver on a timely basis shares of Common Stock to a holder who has given a notice of conversion of his or her Convertible Note, and such holder ends up purchasing shares of Common Stock (in a public or private transaction) to deliver in satisfaction of a sale by such holder of the shares of Common Stock that such holder was to receive pursuant to a conversion notice (a "Buy In"), then the Registrant will pay to such holder, in such holder's discretion, either (i) cash in an amount equal to the holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Buy In (the "Buy-In Price"), or (ii) an amount equal to the excess (if any) of the Buy-In Price over the market value of those shares on the date the conversion notice was delivered to the Registrant (the "Excess Amount"). If the holder receives the Buy-In Price, the Registrant's obligation to deliver any shares to the holder terminates. If the Registrant pays the Excess Amount, the Registrant still has to deliver to the holder the shares due to him pursuant to the conversion notice.
Rights Upon Certain Transactions
The holders of the Convertible Notes are entitled to receive, on an as-converted basis, securities or other property distributed by the Registrant in connection with any stock dividend, dividend, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring.
In the event of any reorganization, reclassification or recapitalization, consolidation with or merger into any other person, or transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Registrant, the holders of the Convertible Notes will be entitled to receive the stock and other securities and property (including cash) to which they would have been entitled in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, for the shares of the Common Stock that would have been issued to such holders had they fully converted their Convertible Notes into shares of the Registrant's common stock prior to such reorganization, recapitalization, consolidation, merger or dissolution.
Events of Default
Upon an event of default, the holders of the Convertible Notes may require the Registrant to redeem, in whole or in part, the Convertible Note in cash or shares of the Registrant's Common Stock (at the election of the holder). If the Registrant redeems the Convertible Notes as result of an event of default, the Registrant will pay a premium on the face value being redeemed equal to the greater of (x) 125% of the amount being redeemed or (y) the conversion rate then in effect multiplied by the closing sale price of the Common Stock on the day immediately preceding the event of default. An event of default under the Convertible Notes includes (i) a suspension from trading or listing on an eligible market for five (5) consecutive trading days or ten trading days in any 365 day period; (ii) the failure to timely deliver shares of Common Stock upon conversion of the Convertible Note; (iii) not maintaining sufficient number of authorized number of shares for conversion of the Convertible Notes;
(iv) the Registrant's failure to pay to the holders of the Convertible Notes any amount due under such note within five (5) Trading Days after the due date;
(v) breach under any of the agreements entered in connection with the transactions contemplated or obligations assumed in regard to the Amended Agreement (the "Transaction Documents"); (vi) any default redemption or acceleration of indebtedness in excess of $100,000, in the aggregate, of the Registrant or any of its subsidiaries, except for voluntary pre-payments of the D.A.W. Note, the Nyer Promissory Note and the Purchase Notes; (vii) voluntary bankruptcy case or certain kinds of orders are issued in an involuntary bankruptcy case; (viii) a final judgment or judgments for the payment of money aggregating in excess of $100,000 against the Registrant; (ix) the Registrant breaches any material representation, warranty, covenant or other term or condition of the Convertible Note or Transaction Document, subject to certain cure periods; and (x) at any time after February 4, 2008, the Common Stock is unable to be transferred with DTC through the Deposit Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Registrant.

Redemptions
After February 4, 2009, the Registrant, at its option, may redeem a portion or the entire outstanding principal of the Convertible Notes. Upon notice of the Registrant to redeem, the holders of the Convertible Notes may elect to convert their notes prior to their receipt of the redemption payment from the Registrant. The redemption price is 100% of the face amount of the Convertible Notes being redeemed plus accrued and unpaid interest. At any time after the Registrant sells all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc., and/or the building known as 1292 Hammond Street, Bangor, Maine, the holders of at least a majority of the aggregate principal amount of the Convertible Notes then outstanding may demand that the Registrant use the funds received by it from such sale (net of closing costs, including the payoff of the existing indebtedness which is secured by such property and reasonable professional fees) to redeem their Convertible Notes, plus accrued but unpaid interest.
If any of the holders of the Convertible Notes has elected to redeem their Convertible Notes upon an event of default or sale of ADCO assets, and the Registrant has not paid the redemption on a timely basis, such holders may elect to cancel the redemption, get their Convertible Notes returned to them and have the conversion price of their Convertible Notes reduced to the lesser of (x) the conversion price in then effect and (y) the lowest closing sale price of the Registrant's common stock from the date that such holder gave notice of redemption until the date such holder gave notice that his or her redemption was being voided.

Negative Covenants
Until all of the Convertible Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Registrant shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its common stock without the prior express written consent of the holders of Convertible Notes representing at least a majority of the aggregate principal amount of the Convertible Notes then outstanding.
So long as the Convertible Notes are outstanding, the Registrant cannot, and the Registrant cannot permit any of its subsidiaries to, directly or indirectly, incur or guarantee or assume any indebtedness other than indebtedness that (a) is subordinated to the Convertible Notes, (b) was in existence prior to the issuance of the Convertible Notes, (c) is to trade creditors in the ordinary course of business, (d) is secured by a lien, and
(e) is not material to the Registrant and in an aggregate principal amount outstanding at any time not to exceed $100,000.

So long as the Convertible Notes are outstanding, the Registrant cannot, and the Registrant cannot permit any of its subsidiaries to, directly orindirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Registrant or any of its subsidiaries (collectively, "Liens") other than (i) tax liens, (ii) certain statutory liens, (iii) materialmen's liens, mechanics' liens and other similar liens, (iv) liens securing the purchase of equipment by the Registrant, (v) liens in favor of customs and revenue authorities, (vi) liens arising from judgments, decrees or attachments in circumstances not constituting an event of default under the Convertible Notes, (vii) liens with respect to indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Registrant, and (viii) liens in existence prior to the issuance of the Convertible Notes.
The Registrant cannot, and the Registrant cannot permit any of its subsidiaries to, directly or indirectly, redeem, repurchase or otherwise pay all or any portion of any permitted indebtedness or interest thereon if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default under the Convertible Notes has occurred and is continuing.
The Registrant cannot have a change of control or otherwise sell itself unless the successor party assumes in writing all of the obligations of the Registrant under the Convertible Notes and the transaction is approved by the holders of Convertible Notes representing at least a majority of the aggregate principal amount of the Convertible Notes then outstanding.
Seniority; Amendments
The Convertible Notes cannot be changed or amended without the prior approval of the holders of Convertible Notes representing at least a majority of the aggregate principal amount of the Convertible Notes then outstanding.The Convertible Notes are senior to or rank pari passu (equal right to payment) with all other indebtedness of the Registrant and its subsidiaries, exclusive of the indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
D.A.W. NoteThe D.A.W. Note bears interest at the applicable federal rate in effect on
February 4, 2008, and the Registrant must repay it on or before February 4, 2013 (the fifth anniversary of the closing). This promissory note is assignable.

In order to have the funds available to finance the loan by D.A.W. to the Registrant, D.A.W. and its major supplier agreed to amend the supplier's payment terms by extending the time period for which D.A.W. has to pay the supplier's invoices, which, as a result, increased D.A.W.'s available cash and significantly decreased its monthly cash outlays. The increased available cash was used for the loan by D.A.W. to the Registrant.

Nyer Promissory Note
The Registrant issued the Nyer Promissory Note to Samuel Nyer on February 4, 2008 in connection with the Samuel Nyer Purchase. The Nyer Promissory Note bears interest at the rate of 7% per annum and has a five year term. The Registrant will make 60 monthly payments of principal and interest under the Nyer Promissory Note, with the monthly principal payment being $6,666.67. The Registrant will have a ten (10) day cure period for any late payment of interest and principal. The Nyer Promissory Note is only assignable to Mr. Nyer's estate, to any immediate of his family members, to a trust for the benefit of any immediate family member or a National Bank.
New Employment Agreements
A description of the New Employment Agreements (as described in Item 2.01 of this Current Report) is incorporated in this Item 2.03 as if set forth in full herein.
Item 3.02	Unregistered Sales of Equity Securities

Series 2 Stock
As part of the consideration for the remaining 20% of D.A.W.'s outstanding common stock, on February 4, 2008, the Registrant paid and issued to the Minority Shareholders, in the aggregate, 2,000 shares of Series 2 Stock, which shares are initially convertible into 218,000 shares of Common Stock, based upon an initial conversion price of $1.84 per share (which is subject to adjustment). Each share of Series 2 Stock will have 2,000 votes per share on all matters requiring the vote of the common shareholders and preferred shareholders. This issuance was a private sale transaction by the issuer, exempt under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

Voluntary Conversion
At any time, the holders of the Series 2 Stock may convert their shares into Common Stock upon the Registrant's (i) consolidation with or merger into any other person, or (ii) transfer of all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Registrant. The holders of at least a majority of the Series 2 Stock then outstanding may waive any of the conditions to mandatory conversion (described below) and may convert their shares of Series 2 Stock at any time after February 4, 2011.

Mandatory Conversion
On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series 2 Stock will be converted into Common Stock: (i) no event of default has occurred and is continuing beyond any applicable cure periods under the promissory notes issued by the Registrant to any of the Minority Shareholders pursuant to the Amended Agreement or the promissory note evidencing the indebtedness of the Registrant's subsidiary, ADCO Surgical Supply, Inc., to Key Bank and (ii) the resale of Common Stock issuable upon conversion of the Series 2 Stock is covered by an effective registration statement.

Adjustments to Conversion Price
If the Registrants issues or sells any shares of Common Stock by means of options, convertible securities, or otherwise for a price per share (the "New Issuance Price") share less than the Conversion Price then in effect, then immediately after such dilutive issuance, the Conversion Price then in effect will be reduced to the New Issuance Price. The adjustment to the Conversion Price made in regard to an option or convertible security will be made at the time such option or convertible security is issued (and not when such option or convertible security is exercised or converted).

If the exercise or conversion price of an option or convertible security is adjusted downwards after its initial issuance, the Conversion Price will be correspondingly reduced to such new lower exercise or conversion price (including any downward adjustments to options or convertible securities issued prior to the issuance of the Series 2 Stock).
If, at any time on or after December 7, 2007, the Registrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the holder of the Series 2 Stock will be entitled to receive the amount of Common Stock such holder would have received if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's shares of Series 2 Stock immediately before the record date for such subdivision.

If, at any time on or after December 7, 2007, the Registrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the holder will be entitled to receive the amount of Common Stock such holder would have received if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's shares of Series 2 Stock immediately before the record date for such combination.

If any event occurs of the type contemplated by the Section IV of the Fifth Amendment but is not expressly provided for in such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the board of directors of the Registrant (the "Board") will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series 2 Stock.

If the Registrant's Common Stock holders receive or become entitled to receive other or additional stock, other securities, or property (including cash) by way of dividend, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring, then the holders of the Series 2 Stock will be entitled to receive upon conversion of their Series 2 Stock the amount of stock and other securities and property which such holders would have received in regard to the number of shares of the Common Stock acquirable upon conversion of the Series 2 Stock immediately before the record date for such dividend, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring.

If at any time, the Registrant undergoes a stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock Event"), then the number of shares of Common Stock to be issued upon the conversion of the Series 2 Stock will be appropriately adjusted such that the proportion of the number of shares issuable upon the conversion of the Series 2 Stock to the total number of outstanding shares of the Registrant (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable upon the conversion of the Series 2 Stock to the total number of outstanding shares of the Registrant (on a fully-diluted basis) after such Stock Event.

The Registrant will not make any adjustment to the Conversion Price with respect to shares of Common Stock issued or issuable at a price per share less than the Conversion Price then in effect if such issuance is a result of (i) options issued under a stock option plan approved by the Board (up to a maximumof ten percent (10%) of the outstanding Common Stock); (ii) the conversion or exchange of the convertible notes issued to the Minority Shareholders pursuant to the Amended Agreement; (iii) any acquisition by the Registrant the primary purpose of which is not to raise capital; (iv) securities issued in connection with corporate partnering transactions under terms approved by the Board and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any options or convertible securities which are outstanding on December 6, 2007 provided that the terms of such options or convertible securities have not been amended, modified or changed on or after December 7, 2007; and (vi) options granted to any of the Minority Shareholders pursuant to their respective employment agreements.

Rights Upon Certain Transactions
In the event that the Registrant (i) has a capital reorganization, classification or recapitalization, or (ii) has a consolidation with or merger into merge into any other person, or (iii) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Registrant, the holders of the Series 2 Stock will be entitled to receive the stock and other securities and property (including cash) to which they would have been entitled in connection with such reorganization, recapitalization, consolidation, merger or dissolution (as the case may be) for the shares of Common Stock that would have been issued to such holders had they fully converted their Series 2 Stock into shares of Common Stock prior to such reorganization, recapitalization, consolidation, merger or dissolution.

Convertible Notes
As part of the consideration for the remaining 20% of D.A.W.'s outstanding common stock, on February 4, 2008, the Registrant paid and issued to the Minority Shareholders the Convertible Notes, which are convertible into shares of Common Stock. This issuance was a private sale transaction by the issuer, exempt under Section 4(2) of the Act. A description of the terms of conversion of the Convertible Securities is described in Item 2.03 of this Current Report and is incorporated in this Item 3.01 as if set forth in full herein.
Item 3.03	Material Modification to Rights of Security Holders

The Convertible Notes and the Series 2 stock were issued on February 4, 2008. Until all of the Convertible Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Registrant shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its common stock without the prior express written consent of the holders of Convertible Notes representing at least a majority of the aggregate principal amount of the Convertible Notes then outstanding.
The adjustments to the conversion price inherent in the Series 2 Stock and the Convertible Notes also impact the registered securities holders in that such registered securities holders do not have similar benefits. The issuance of the Series 2 Stock with its preferred characteristics (including, without limitation, super voting rights, conversion potential and conversion price adjustments) limit the rights of other holders of registered securities in relation the holders of the Series 2 Stock and the Convertible Notes.

Section 5		Corporate Governance and Management
Item 5.01	Changes in Control of Registrant
As a result of the Acquisition, the issuance of the Series 2 Stock to the Minority Shareholders as consideration for the D.A.W. stock, the Samuel Nyer Purchase (and subsequent cancellation of the Class A Stock and Class B Stock) and subsequent cancellation of all of the Class A Stock and Class B Stock, the appointment of certain Minority Shareholders to fill director and officer vacancies and the purchase by the Minority Shareholders on February 4, 2008 of 597,826 shares of the Registrant from Nyle for $1,100,000 (the "Nyle Purchase", together with the events described in this sentence, collectively, the "Change of Control Events"), there has been a change of control of the Registrant with the Minority Shareholders possessing approximately 58% of the voting power of the Registrant and certain Minority Shareholders holding office as director and/or executive officer of the Registrant. Prior to the Change of Control Events, Samuel Nyer, through his ownership of all of the outstanding shares of preferred stock of the Registrant, certain shares of common stock of the Registrant and his control of Nyle, possessed approximately 61% of the voting power of the Registrant. With respect to the Nyle Purchase, $350,000 of the purchase price was paid by way of an assignment of the Purchase Note to Nyle, with the remaining $750,000 being paid from the $1,750,000 in cash paid by the Registrant to the Minority Shareholders in connection with the Acquisition.

A description of the Acquisition and the Samuel Nyer Purchase is described in
Item 2.01 of this Current Report and is incorporated in this Item 5.01 as if set forth in full herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Under the Nasdaq Stock Market's listing standards, a "controlled company" is a company of which more than 50% of the voting power is held by an individual, a group or another company. Prior to the closing under the Amended Agreement, the Registrant had determined that it was a "controlled company" within the meaning of the Nasdaq Stock Market's listing standards. The basis for the Registrant's determination that the Registrant was a "controlled company" was the fact that Mr. Samuel Nyer held more than 60% of the Registrant's voting power. As a "controlled company," the Registrant was exempt from the certain listing standards of Nasdaq. Specifically, the Registrant was not required to have (1) a board of directors comprised of a majority of independent directors,
(2) a compensation process involving a compensation committee comprised of independent directors or involving a majority of the independent directors or
(3) director nominees selected, or recommended for selection by the board of directors, by a majority of the independent directors or a nominating committee comprised of independent directors. The Registrant, however, was not exempt from the requirements to have an audit committee comprised of at least three independent directors and to hold regularly scheduled meetings in which only the independent directors are present.

Consequently, as a result of the Acquisition, the issuance of the Series 2 Stock to the Minority Shareholders, the Samuel Nyer Purchase (and cancellation of the Class A Stock and Class B Stock), and the Nyle Purchase, the
Registrant no longer qualifies as a "controlled company" (as described above).

In order to comply with Nasdaq Stock Market rules requiring a majority of the Board to be comprised of independent directors, on February 4, 2008, upon the closing under the Amended Agreement, Dr. Nyer, Mr. Lewis and Ms. Wright resigned from the Board, and, after the Board reduced its size to five seats, Messrs. Mark Dumouchel and David Dumouchel were appointed to the Board effective immediately. Mark Dumouchel filled the vacancy created by Dr. Nyer's resignation for a three-year term ending in 2010 and David Dumouchel filled the vacancy created by Ms. Wright's resignation for the remainder of the three-year term ending in 2009. The three remaining directors, Robert Landis, James Schweiger and Gerald Weston qualify as independent under Nasdaq rules.

Additionally, on February 4, 2008, in connection with the closing of the Acquisition as contemplated by the Amended Agreement, (a) Karen L. Wright resigned as the Registrant's President and Vice President of Operations (but she continues to serve as the Registrant's Vice President of Finance, Secretary and Treasurer) and her employment agreement was amended to reflect such changes, and (b) Mark Dumouchel was appointed President and Chief Executive Officer of the Registrant.

Mark Dumouchel, age 48, was a director of the Registrant from 2004 to 2005. He has been President and Director of D.A.W. since 1990. He is a registered pharmacist in the State of Massachusetts and has over 32 years experience working in and running pharmacies. Mr. Dumouchel serves as a director of Northeast Pharmacy Services Corp. He received his Bachelors of Science Degree in Pharmacy from Massachusetts College in 1982 and his Masters of Business Administration from Babson College in 1984.
David Dumouchel, 46, was a director of the Registrant from 1996 to 2000. Mr. Dumouchel has been a director of D.A.W. since August 1996. Additionally, Mr. Dumouchel has been vice-president of D.A.W. since 1988. Mr. Dumouchel is a registered pharmacist in the State of Massachusetts. Mr. Dumouchel received his Bachelors of Science Degree in Pharmacy from Purdue University in 1983, and his Masters of Business Administration from Amos Tuck School at Dartmouth College in 1986.

Messrs. Mark Dumouchel and David Dumouchel are Minority Shareholders who participated in the sale to the Registrant of the shares of D.A.W. common stock as described in Item 2.01 of this Current Report, which description is incorporated in this Item 5.02 as if set forth in full herein. Neither of Messrs. Mark Dumouchel and David Dumouchel will serve on any committees of the Board.

Mr. David Dumouchel's spouse, Jennifer Dumouchel is employed as a Pharmacist by the Registrant. Ms. Dumouchel's annual salary is $90,000.

Mark and David Dumouchel are brothers. Mr. Mark Dumouchel's mother, Eileen Dumouchel, is employed by the Registrant as a durable medical supplies specialist. Her annual salary is $14,560.

The Registrant leases a drug store facility from Eileen Dumouchel. During fiscal year 2007, the Registrant paid Eileen Dumouchel $71,000, and paid rent in the amount of $60,000 per year for each of 2006 and 2005. The lease expires on July 31, 2011.

Each of Messrs. Mark Dumouchel and David Dumouchel had written employment agreements with D.A.W. which expired in August 2006 but which were continued as oral agreements on substantially the same terms. On February 4, 2008, each of Messrs. David Dumouchel and Mark Dumouchel entered into new employment agreements with the Registrant and D.A.W. as more described in Item 1.01 of this Current Report, which description is incorporated into this Item 5.02 as if set forth in full herein.

As officers and employees, Messrs. Mark Dumouchel and David Dumouchel will not receive any payments for their service as director; however, they will be reimbursed for out-of-pocket expenses incurred in connection with their service as directors and were issued stock options pursuant to the Plan. Pursuant to the Plan, directors of the Registrant receive automatic grants of options for 4,000 shares of the Registrant's common stock for each year served as a director with 2,000 of such options vesting semi-annually each June 30th and December 31st, provided that the optionee is still serving as a director on such date. Therefore, on February 4, 2008, Mark Dumouchel received a grant of options for 12,000 shares of the Registrant's common stock as he was appointed to fill the vacancy of Kenneth Nyer as a director for a term of three years. On February 4, 2008, David Dumouchel received a grant of options for 8,000 shares of the Registrant's common stock as he was appointed to fill the vacancy of Karen Wright as a director for a term of two years.

On February 4, 2008, Karen Wright received a grant of options for 12,000 shares of Registrant's common stock pursuant to the Plan which provides that the officer who holds the chief financial position of the Registrant (who is not a director) receives such a grant which vests as does the automatic grants of options for the directors of the Registrant. Finally, on February 4, 2008, Robert Landis received a grant of options for 12,000 shares of the Registrant's common stock as he was elected as a director for a term of three years.

Pursuant to the Amended Agreement, the Registrant entered into the New Employment Agreements with each of Mark Dumouchel, David Dumouchel, Michael Curry, Wayne Gunter and Donato Mazzola, each of who is a Named Executive Officer of the Registrant. The New Employment Agreements with such Named Executive Officers are described in more detail in Item 2.01 of this Current Report, which description is incorporated in this Item 5.02 as if set forth in full herein.

Under the New Employment Agreements, the Registrant granted to each of the Executives non-qualified options to purchase twelve thousand (12,000) shares of Common Stock at an exercise price equal to the Market Price on the date of grant, which was $1.49 on February 4, 2008. Under the Plan, the Market Price on any day is, in the sole discretion of the stock option committee administering the Plan, either (x) the Average Price or (y) the Closing Price. The stock option committee determined the Market Price based upon the Closing Price. The options granted under the New Employment Agreements will be exercisable in their entirety on February 4, 2009. Stock option agreements, effective February 4, 2008, were issued by the Registrant to each of the Executives with respect to the grant of these stock options.

Section 8 	Other Events

Item 8.01 	Other Events
The parties to the Amended Agreement entered into the Amendment to First Amendment and Restated Agreement, dated as of February 4, 2008 (the "Amendment"), pursuant to which the parties made minor changes to the Amended Agreement.

Prior to and in connection with the closing under the Amended Agreement, the Minority Stockholders completed the Nyle Purchase. Donald Lewis is a significant shareholder and director of Nyle and a director of the Registrant. Prior to the Nyle Purchase, Nyle owned approximately 19.6% of the issued and outstanding shares of common stock of the Registrant.


Section 9 	Financial Statements and Exhibits.

Item 9.01 	Financial Statements and Exhibits.
(a)  Financial Statement of Business Acquired

Not applicable

(b)  Pro Forma Financial Information

Not applicable

(d)        Exhibits

3.1	Fifth Amendment to the Articles of Incorporation (filed as Exhibit 3.1 to the Current Report on Form 8-K filed on January 31, 2008 and incorporated herein by reference).
10.1	Employment Agreement, dated as of February 4, 2008, by and among the
Registrant, D.A.W., Inc. and Mark Dumouchel.
10.2	Employment Agreement, dated as of February 4, 2008, by and among the
Registrant, D.A.W., Inc. and David Dumouchel.
10.3	Employment Agreement, dated as of February 4, 2008, by and among the
Registrant, D.A.W., Inc. and Wayne Gunter.
10.4	Employment Agreement, dated as of February 4, 2008, by and among the
Registrant, D.A.W., Inc. and Donato Mazzola.
10.5	Employment Agreement, dated as of February 4, 2008, by and among the
Registrant, D.A.W., Inc. and Michael Curry.
10.6	Non-Qualified Stock Option Agreement, effective as of February 4, 2008, between Mark Dumouchel and the Registrant.
10.7	Non-Qualified Stock Option Agreement, effective as of February 4, 2008, between David Dumouchel and the Registrant.
10.8	Non-Qualified Stock Option Agreement, effective as of February 4, 2008, between Wayne Gunter and the Registrant.
10.9	Non-Qualified Stock Option Agreement, effective as of February 4, 2008, between Donato Mazzola and the Registrant.
10.10	Non-Qualified Stock Option Agreement, effective as of February 4, 2008, between Michael Curry and the Registrant.
10.11	Negotiable Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Samuel Nyer.
10.12	Negotiable Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Lucille Curry.
10.13	Convertible Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Mark Dumouchel.
10.14	Convertible Promissory Note, dated February 4, 2008, made by the
Registrant in favor of David Dumouchel.
10.15	Convertible Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Wayne Gunter.
10.16	Convertible Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Donato Mazzola.
10.17	Convertible Promissory Note, dated February 4, 2008, made by the
Registrant in favor of Lucille Curry.

10.18	Registration Rights Agreement, dated February 4, 2008, made by and among the Registrant and certain individuals (formerly the minority shareholders of D.A.W., Inc.) (the "Minority Shareholders").
10.19	First Amended and Restated Agreement, dated as of December 20, 2007, by and among the Registrant, D.A.W., Inc., certain stockholders of D.A.W. and a stockholder of F.M.T. (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 26, 2007 and incorporated herein by reference).
10.20	Preferred Stock Purchase and Sale Agreement, dated as of December 20,
2007, by and among the Registrant and the sellers named therein (filed as Exhibit 10.2 to the Current Report on Form 8-K filed on December 26, 2007 and incorporated herein by reference).

10.21	Voting Agreement, dated as of December 20, 2007, by and among the
Registrant, Mark Dumouchel, as proxy, certain stockholders of D.A.W. and a stockholder of F.M.T. (filed as Exhibit 10.3 to the Current Report on Form 8-K filed on December 26, 2007 and incorporated herein by reference).

10.22	Amendment to Employment Agreement, dated as of February 4, 2008, by and between Karen Wright and the Registrant.

10.23	Negotiable Promissory Note, dated February 4, 2008, made by the
Registrant in favor of D.A.W., Inc.

10.24	Amendment to First Amendment and Restated Agreement, dated as of February
4, 2008, by and among the Registrant, D.A.W., Inc. and the Minority
Shareholders.





























SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8 day of February 2008.

                                             NYER MEDICAL GROUP, INC.

                                             By:  /s/Mark Dumouchel
		                                         --------------
                                              Name:  Mark Dumouchel
                                              Title: President and
                                                     Chief Executive Officer












































Exhibit No.    Description
-----------    -----------
10.1           EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008, BY AND
               AMONG THE REGISTRANT, D.A.W., INC. AND MARK DUMOUCHEL.

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the 4th day of February, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Mark A. Dumouchel (the "Executive") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, Nyer and D.A.W. are desirous of employing Executive as Chief Executive Officer ("CEO") and President, respectively, and Executive is desirous of accepting employment with Nyer and D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  Nyer and D.A.W. each hereby employ Executive, and
Executive hereby accepts employment with Nyer and D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").
This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
       (a)	Positions.
	(i)  Executive shall serve as Chief Executive Officer of Nyer and, in that capacity, shall report directly to the Board of Directors of Nyer (the "Nyer
Board"). (ii)  Executive shall serve as President of D.A.W. and, in thatcapacity, shall report directly to the Board of Directors of D.A.W. (the
"D.A.W. Board", collectively with the Nyer Board the "Boards").
       (b)	Duties: Executive shall perform the duties and exercise the
authority customarily associated with the offices of Chief Executive Officer and President, providing that the Executive's duties and authority as President shall be consistent with the Executive's duties and authority on behalf of
D.A.W. as of the date of this Agreement.  Executive shall perform such other duties as may be assigned to him from time to time by the Boards;
provided, however, that the Boards may not materially modify Executive's general duties and authority.  Executive shall devote substantially his full business time and best efforts to the performance of his duties hereunder, devoting such time to each position as the Boards shall deem appropriate.
Executive shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of the Boards; provided, however, that Executive shall be permitted to devote a reasonable (but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
       (c)	Licenses.  Executive shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a pharmacist in Massachusetts.
       (d)	Adherence to Inside Information Policies.  Executive acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Executive shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
       (a)	Base Salary. Executive shall receive an aggregate base salary of
$175,000 per year of which Nyer shall pay Executive $43,750 and D.A.W. shall pay the Executive $131,250 (the "Base Salary"), payable in accordance with their respective customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacists employed by D.A.W.
       (b)	Bonus. D.A.W. shall pay Executive an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Executive,
David Dumouchel, Donato Mazzola, Michael Curry and Wayne Gunter (the "Pool
Group") (so long as each is employed by D.A.W.).  Executive shall receive 17%
with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Executive and
David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
       (c)	Franchise Payment.
(i)	For purposes of this Section 3(c) and this Agreement, the following terms shall be defined as follows:
      (A)	"Royalties" means an amount equal to two percent (2%) of the net revenues of the franchisees of D.A.W. pharmacies.
      (B)	"Net Revenues" means any income obtained through the sale of product or performance of dispensing, consulting or any other type of service related to the practice of pharmacy less returns.
      (C)	"Licensing Fees" means a one-time licensing fee paid by franchisees of D.A.W. pharmacies in amounts to be determined by the D.A.W. Board.
      (D)	"Franchise Fees" means the aggregate amount of Royalties and
Licensing Fees collected by D.A.W.
(ii)	On or before ninety (90) days following the end of the then most recent fiscal year end, D.A.W. shall pay Executive a lump sum equal to five percent
(5%) of the Franchise Fees for the most recent fiscal year (the "Franchise
Payment").
4.	Other Benefits.  Executive shall be eligible for the following benefits:
       (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Executive, at D.A.W.'s sole expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W.
reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Executive shall receives benefits that are at least equal to the benefits currently received.
       (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Executive in the amount of $1,000,000.00 with beneficiaries to be named by Executive.
       (c)	Automobile.  D.A.W. shall provide Executive with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Executive for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
       (d)	Vacation. Executive shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
       (e)	Other Benefits.  Executive shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
       (f)	Business Expenses.  Nyer and/or D.A.W. will reimburse Executive for all reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Executive a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Executive will enter into a stock option agreement on he date hereof with respect to the grant of the option to Executive, in the form attached hereto as Exhibit 1.
6.	Termination.  Executive's employment hereunder may be terminated prior to the expiration of the Term as follows:
       (a)	Death.  Executive's employment shall terminate automatically upon
Executive's death.
       (b)	Disability.  Nyer and D.A.W. each may elect to terminate Executive's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Executive
(or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
       (c)	By Nyer or D.A.W. for Cause.  Nyer and D.A.W. each may terminate
Executive's employment at any time for "Cause" upon written notice to
Executive. For purposes of this Section 5, "Cause" shall mean: (i) Executive is convicted of a felony or a misdemeanor involving moral turpitude; (ii)
Executive has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the executive has his license to practice pharmacy revoked by the Massachusetts
Board of Registration in Pharmacy consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Executive misappropriates Nyer's or D.A.W.'s funds or otherwise defrauds either; (iv) Executive breaches a fiduciary duty to Nyer or D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from Nyer or D.A.W. identifying the breach and the actions required to cure it, if curable;  (v) Executive materially breaches a material term of this Agreement or a material written policy of Nyer or
D.A.W.and fails to cure such breach within twenty (20) days after receipt of written
notice from Nyer or D.A.W., as applicable, identifying the breach and the actions required to cure it, if curable; (vi) Executive fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from Nyer or D.A.W., as applicable; or  (vii)
Executive suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
       (d)	By Nyer or D.A.W. Other Than For Death, Disability or Cause.  Nyer
and D.A.W. each may terminate Executive's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Executive.
       (e)	By Executive For Good Reason or Any Reason.  Executive may terminate his employment with Nyer or D.A.W. at any time with or without "Good Reason"
upon sixty (60) days prior written notice to that party.  For purposes of this
Agreement, "Good Reason" shall mean that any of the following occurs without
Executive's prior written consent:  (i) a material change by Nyer or D.A.W. in
Executive's title and position and/or the assignment of Executive to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by Nyer or D.A.W. in the total annual compensation that Executive is eligible to receive; (iii) a material breach by Nyer or D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20)
days following written notice from Executive identifying the breach; (iv) a relocation of Executive's principal business office of more than sixty (60)
miles from its current location; or (v) during the Term, a "Change in Control"
occurs.  For purposes of this Agreement, a "Change in Control" shall mean that
(x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W.
sells a majority of its assets in a single sale or a series of sales authorized by the board of D.A.W. and Executive's employment is terminated by D.A.W. in connection with the sale or sales and Executive does not enter into an agreement providing for comparable employment with any successor or assign of
D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Executive's employment with
Nyer or D.A.W. terminates, Executive will be paid the following:
       (a)	Termination for Any Reason.  In the event that Executive's
employment with Nyer and/or D.A.W. terminates for any reason, the applicable party terminating Executive shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base
Salary; (ii) if D.A.W., a pro rata share of his Bonus for the year in which the termination occurs; (iii) if D.A.W., a pro rata share of the Franchise Fees for the year in which the termination occurs; (iv) a cash payment for all accrued, unused vacation calculated at Executive's then Base Salary rate;
(v) reimbursement for any unpaid business expenses; and (vi) such other benefits and payments to which Executive may be entitled by law or pursuant to the benefit plans of Nyer or D.A.W. then in effect.
       (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) Nyer or D.A.W.
terminates Executive's employment other than for death, disability or Cause pursuant to Section 6(d), or (ii) Executive terminates his employment with Nyer or D.A.W. for Good Reason pursuant to Section 6(e); each party from whose employment Executive terminates will provide Executive, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Executive executes a general release of any claims that he has against each party paying such benefits: (i) A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect allocable as to D.A.W. and Nyer, respectively, not to exceed the total aggregate Base Salary; (y) the last annual Bonus paid to
Executive (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date); and (z) the last
Franchise Payment paid to Executive (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise
Payment for the year in which the termination occurs, based on Franchise Fees owed to D.A.W. as of the termination date).  (ii) D.A.W. shall pay the cost of
Executive's COBRA continuation coverage for six (6) months.
       (c)	No Mitigation.  Executive shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
       (d)	Continuing Effect.  Notwithstanding the termination of Executive's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Executive shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a),
8(b) and 8(c) shall not apply.
8.	Non-Competition Agreement.
       (a)	Non-Competition With D.A.W.  Executive agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W. as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Executive from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the
"Prohibited Business") so long as the Executive's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section 8(a) shall prohibit Executive from owning up to two percent (2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
       (b)	Non-Solicitation of Customers.  Executive agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
       (c)	Non-Solicitation of Employees.  Executive agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
       (d)	Executive agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then it is the intention and the agreement of Executive and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information. Executive acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W. or Nyer, including, without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W.
or Nyer and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. or Nyer (collectively referred to as "Confidential Information").
Executive acknowledges that such Confidential Information is a valuable and unique asset.  All Confidential Information obtained by Executive in the course of his employment with D.A.W. or Nyer is and shall remain the exclusive property of D.A.W. or Nyer, respectively.  Executive agrees that he will not
(except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the Board.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Executive.  Executive agrees that, upon the termination of his employment with D.A.W. or Nyer for any reason, or otherwise upon request by the Board, he will deliver to D.A.W. or Nyer, respectively, all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.  (a)	Nyer, D.A.W. and Executive recognize
that the services to be rendered under this Agreement by Executive are special, unique and of extraordinary character, and that in the event of the breach by
Executive of the terms and conditions of this Agreement or if the Executive, without the prior written consent of the Boards, shall take any action in violation of Sections 8 or 9 of this Agreement, Nyer and/or D.A.W. (as the case may be) will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b) below, to enjoin
Executive from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, Nyer and/or D.A.W. (as the case may
be) will not be required to plead or prove irreparable harm, or lack of an
adequate remedy at law and shall not be required to post a bond.  (b)	Any
proceeding or action by any party alleging a breach of this Agreement shall be commenced in state or federal courts in Boston, Massachusetts. Executive,
D.A.W. and Nyer irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against Executive, Nyer or
D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of
Executive, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in
Paragraph 5 above, then Nyer shall immediately pay to the Executive the difference between $1.84 and the exercise price per share so that Executive is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Executive is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W.
as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to
Executive under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Executive harmless against all expenses
(including attorneys' fees), judgments, fines, and amounts paid in settlement.
Nyer or D.A.W. (as the case may be)  will, upon Executive's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses
(including any legal fees and expenses incurred by counsel that Executive retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Executive's ultimate right to receive indemnification.  Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Executive's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses. All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Executive:	                  Mark A. Dumouchel
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
			   	      VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer	                        Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392
or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United
States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten
(10) days' advance written notice to the other Parties.
17.	Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law. This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification. This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement. The prior employment agreement between
D.A.W. and Executive is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

					EMPLOYEE:

					By:   /s/ Mark A. Dumouchel
		 				    -----------------

					D.A.W., INC.

                              By:   /s/ Mark A. Dumouchel
                                        -----------------
					          MARK A. DUMOUCHEL
					 	    President

					NYER MEDICAL GROUP, INC.
                              By:   /s/ Karen Wright
                                        ------------------
						    Karen Wright
                                        Secretary and Vice President of Finance

Exhibit No.    Description
-----------    -----------
10.2           EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008, BY AND
               AMONG THE REGISTRANT, D.A.W., INC. AND DAVID DUMOUCHEL.

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the 4 day of February, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and David Dumouchel (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W.  hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as
follows: 	D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, Donato Mazzola, Michael Curry, Wayne Gunter and Employee (the "Pool
Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive
17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark Dumouchel and
David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or (v) during the Term, a "Change in Control" occurs.  For purposes of this Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of
Directors of D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaserof the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
      (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W: (i)A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y)
the last annual Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date).  (ii) D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,

Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum. Final judgment against Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between $1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be) will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification. Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance. Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under
thisAgreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  David Dumouchel
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
	                        VIA EMAIL - Davidd@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

					EMPLOYEE:

						/s/ David Dumouchel
                                        ----------------
                                        David Dumouchel

					D.A.W., INC.

	                        By:   /s/ Mark A. Dumouchel
                                        -----------------
					          President


					NYER MEDICAL GROUP, INC.


                              By:   /s/ Karen Wright
                                        ------------------
                                        Secretary and Vice President of Finance


































Exhibit No.    Description
-----------    -----------
10.3           EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008, BY AND
               AMONG THE REGISTRANT, D.A.W., INC. AND WAYNE GUNTER.

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the 4 day of February, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Wayne Gunter (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W.  hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus")
asfollows: D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, David Dumouchel, Donato Mazzola, Michael Curry and Employee (the
"Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark
Dumouchel and David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or
(v) during the Term, a "Change in Control" occurs.  For purposes of this
Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of Directors of
D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
   (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W: (i) A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and
(y) the last annual Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date).  (ii) D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the caseof Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,

Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum. Final judgment against Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between $1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend,indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be) will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to alater determination as to Employee's ultimate right to receive indemnification.
Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance. Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  Wayne Gunter
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Wayneg@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

					EMPLOYEE:

						/s/ Wayne Gunter
                                        ----------------
						    Wayne Gunter


					D.A.W., INC.
                              By:   /s/ Mark A. Dumouchel
                                        -----------------
					          MARK A. DUMOUCHEL
					 	    President

					NYER MEDICAL GROUP, INC.
                              By:   /s/ Karen Wright
                                        ------------------
						    Karen Wright
                                        Secretary and Vice President of Finance

































Exhibit No.    Description
-----------    -----------
10.4           EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008, BY AND
               AMONG THE REGISTRANT, D.A.W., INC. AND DONATO MAZZOLA.

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the 4 day of February, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Donato Mazzola (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W. hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows: D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, David Dumouchel, Wayne Gunter, Michael Curry and Employee (the
"Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark
Dumouchel and David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party'sexpense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may
terminatehis employment with D.A.W. at any time with or without "Good Reason"
upon sixty (60) days prior written notice to that party.  For purposes of this
Agreement, "Good Reason" shall mean that any of the following occurs without
Employee's prior written consent:  (i) a material change by D.A.W. in
Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this
Agreement and failure to remedy such breach within twenty (20) days following written notice from Employee identifying the breach; (iv) a relocation of
Employee's principal business office of more than sixty (60) miles from its current location; or (v) during the Term, a "Change in Control" occurs.  For purposes of this Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the
Board of Directors of D.A.W. and Employee's employment is terminated by D.A.W.
in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of
D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
      (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W: (i)A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y)
the last annual Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date). (ii) D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination ofhis employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against
Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between
$1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W.
as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement.  Nyer or
D.A.W. (as the case may be) will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification.  Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this
Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  Donato Mazzola
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Donatom@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237
Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

					EMPLOYEE:

						/s/ Donato Mazzola
                                        ----------------
                                        Donato Mazzola


	                   	D.A.W., INC.

	                        By:   /s/ Mark A. Dumouchel
                                        -----------------
	          President


					NYER MEDICAL GROUP, INC.


                              By:   /s/ Karen Wright
                                        ------------------
                                        Secretary and Vice President of Finance



























Exhibit No.    Description
-----------    -----------
10.5           EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008, BY AND
               AMONG THE REGISTRANT, D.A.W., INC. AND MICHAEL CURRY

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the 4 day of February, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Michael Curry (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W. hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:	  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows: D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.(ii)
	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, David Dumouchel, Donato Mazzola, Wayne Gunter and Employee (the
"Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark
Dumouchel and David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its
soleexpense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or
(v) during the Term, a "Change in Control" occurs.  For purposes of this
Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of Directors of
D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
      (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W:
(i)	A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y) the last annual
Bonus paid to Employee (or, in the event that the termination occurs before any
Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date).  (ii) D.A.W.
shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,

Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum. Final judgment against Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between $1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be) will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification. Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance. Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  Michael Curry
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Michaelc@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.22.
	Termination of Prior Agreement. The prior employment agreement between D.A.W. and Employee is terminated as of the effective date of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

					EMPLOYEE:

						/s/ Michael Curry
                                        -----------------
	                                  Michael Curry

                           	D.A.W., INC.

	                        By:   /s/ Mark A. Dumouchel
                                        -----------------
					          President


						NYER MEDICAL GROUP, INC.


                              By:   /s/ Karen Wright
                                        ------------------
                                        Secretary and Vice President of Finance



































Exhibit No.    Description
-----------    -----------
10.6           NON-QUALIFIED STOCK OPTION AGREEMENT, EFFECTIVE AS OF FEBRUARY
               4, 2008, BETWEEN MARK DUMOUCHEL AND THE REGISTRANT.

Nyer Medical Group, Inc.
2002 Stock Option Plan
NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of February 4, 2008, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and Mark A. Dumouchel (the "Optionee").


W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on October 4, 2002, subject to approval of, the stockholders of the Corporation; and
	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this
Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $1.49 per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this
Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5.	Payment for Stock.
       (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
       (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.

6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.

7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.


	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


/s/ Mark Dumouchel                  By: /s/ Karen Wright
    --------------                          ------------
    Mark Dumouchel                          Karen Wright, Treasurer


Optionee's Address:













































EXHIBIT A

[Date of Exercise]

Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of February 4, 2008, to purchase 12,000 shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price bydelivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,


                                    -----------------
						Mark Dumouchel


RECEIPT ACKNOWLEDGED:

CORPORATION

By: ________________________________










Exhibit No.    Description
-----------    -----------
10.7           NON-QUALIFIED STOCK OPTION AGREEMENT, EFFECTIVE AS OF FEBRUARY
               4, 2008, BETWEEN DAVID DUMOUCHEL AND THE REGISTRANT.

Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of February 4, 2008, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and David Dumouchel (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on October 4, 2002, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this
Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $1.49 per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this
Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5.	Payment for Stock.
       (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
       (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.

6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, anyOptions held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.

7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.


	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


/s/ David Dumouchel                 By: /s/ Karen Wright
    ---------------                         ------------
    David Dumouchel                         Karen Wright, Treasurer


Optionee's Address:












































EXHIBIT A

[Date of Exercise]

Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of February 4, 2008, to purchase 12,000 shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,


                                    -----------------
						David Dumouchel


RECEIPT ACKNOWLEDGED:

CORPORATION

By: ________________________________










Exhibit No.    Description
-----------    -----------
10.8           NON-QUALIFIED STOCK OPTION AGREEMENT, EFFECTIVE AS OF FEBRUARY
               4, 2008, BETWEEN WAYNE GUNTER AND THE REGISTRANT.

Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of February 4, 2008, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and Wayne Gunter (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on October 4, 2002, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this
Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $1.49 per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this
Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the
Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5.	Payment for Stock.
       (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
       (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.

6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.

7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.


	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.

/s/ Wayne Gunter                         By: /s/ Karen Wright
    -------------                                -------------
    Wayne Gunter                                 Karen Wright, Treasurer


Optionee's Address:












































EXHIBIT A

[Date of Exercise]

Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of February 4, 2008, to purchase 12,000 shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,


                                    -----------------
						Wayne Gunter


RECEIPT ACKNOWLEDGED:
CORPORATION

By: ________________________________










Exhibit No.    Description
-----------    -----------
10.9           NON-QUALIFIED STOCK OPTION AGREEMENT, EFFECTIVE AS OF FEBRUARY
               4, 2008, BETWEEN DONATO MAZZOLA AND THE REGISTRANT.

Nyer Medical Group, Inc.
2002 Stock Option Plan
NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of February 4, 2008, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and Donato Mazzola (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on October 4, 2002, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this
Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $1.49 per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this
Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5.	Payment for Stock.
       (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
       (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.

6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.

7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.



	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


/s/ Donato Mazzola                By:  /s/ Karen Wright
    --------------                         ------------
    Donato Mazzola                         Karen Wright, Treasurer


Optionee's Address:












































EXHIBIT A

[Date of Exercise]

Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of February 4, 2008, to purchase 12,000 shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,


                                    -----------------
						Donato Mazzola


RECEIPT ACKNOWLEDGED:

CORPORATION

By: ________________________________










Exhibit No.    Description
-----------    -----------
10.10          NON-QUALIFIED STOCK OPTION AGREEMENT, EFFECTIVE AS OF FEBRUARY
               4, 2008, BETWEEN MICHAEL CURRY AND THE REGISTRANT.

Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of February 4, 2008, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and Michael Curry (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on October 4, 2002, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this
Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $1.49 per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this
Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5.	Payment for Stock.
       (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
       (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.

6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.

7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.


	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


/s/ Michael Curry                    By: /s/ Karen Wright
    -------------                            ------------
    Michael Curry                            Karen Wright, Treasurer


Optionee's Address:












































EXHIBIT A

[Date of Exercise]

Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of February 4, 2008, to purchase 12,000 shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,


                                    -----------------
						Michael Curry


RECEIPT ACKNOWLEDGED:

CORPORATION

By: ________________________________










Exhibit No.    Description
-----------    -----------
10.11         NEGOTIABLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
		   REGISTRANT IN FAVOR OF SAMUEL NYER.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION
THEREFROM.

              NEGOTIABLE PROMISSORY NOTE

$400,000.00					    DATE: February 4, 2008

      FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation, as maker, having its principal offices at 1292 Hammond Street, Bangor, Maine, 04401 (the "Payor"), hereby unconditionally promises to pay to the order of Samuel Nyer, an individual residing at 698 Essex Street, Bangor, Maine, 04401 (the "Payee"), at Bangor, Maine, or at such other place as the Payee may from time to time designate in writing, the principal sum of $400,000.00 in lawful money of the United States of America with interest thereon to be computed from the date of this promissory note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note.

1. INTEREST. Payor will pay interest on the unpaid principal amount outstanding at a rate of 7% simple interest per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365 day year for actual days elapsed.

2. PAYMENT TERMS. The term of this Note is five years. On the fifteen day of each month, beginning on February 15, 2008, the Payor shall make monthly payments of principal and interest to Payee. All payments of principal and interest are payable as set forth in the attached Exhibit A Repayment Schedule. If any payment of principal or interest becomes due on a day that is not a Business Day (defined below), such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which banks in Boston, Massachusetts, are not required or authorized by law to close. In the event Payor fails to timely make any payment when and as due, then it shall be allowed a period of up to ten (10) days from the due date to make full payment prior to incurring additional interest on the unpaid earlier due amount.

3. PREPAYMENT. The Payor reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment in part, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly as well as the attached repayment schedule.

4. ASSIGNMENT. This Note is assignable by the Payee to Payee's estate, a family member within the second order of consanguinity of Payee, to a trust established for the benefit of any such family member or to a National Bank.

5. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in, accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.
6. CONSENT TO JURISDICTION. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal. The Payor hereby submits to the jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts, with respect to any action, suit or proceeding brought against it arising out of or relating to this Note and the transactions contemplated hereby.

7.   MISCELLANEOUS.

      (a) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      (b) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor" shall include their respective successors, assigns, heirs, executors and administrators.

      (c) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

      (d) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

      (e)	The Payor hereby waives presentment, demand, notice, protest, and all other demands, and waives any defenses by reason of any extension or postponement of the time of payment hereof or any other indulgence granted thereto.

      (f) Any notice, statement or other communication given pursuant to this Note shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, with any such notice being deemed given three (3) days from the date mailed. If given to the Payee, notice shall be mailed to the Payee at the address set forth above or at such address as the Payee may hereinafter designate by like notice to the Payor. If given to the undersigned, notice shall be mailed to the undersigned at the address set forth above or at such other address within the United States as the undersigned may hereafter designate by like notice to the Payee.

                                NYER MEDICAL GROUP, INC.

  					  By: /s/ Karen Wright
                                        ------------------
                                Name:   Karen Wright
                                Title:  Vice President of Finance
                                        and Treasurer

                     EXHIBIT A

                                REPAYMENT SCHEDULE
          Mnthly Principal Pmt:        $6,666.67
          Pmt. #:   Beg Prin.  Int Rate  Int Paid  Aggregate Pmt
         # years  5             7.00%
               1   400,000.00   7.00%    2,333.33     9,000.00
               2   393,333.33   7.00%    2,294.44     8,961.11
               3   386,666.67   7.00%    2,255.56     8,922.22
               4   380,000.00   7.00%    2,216.67     8,883.33
               5   373,333.33   7.00%    2,177.78     8,844.44
               6   366,666.67   7.00%    2,138.89     8,805.56
               7   360,000.00   7.00%    2,100.00     8,766.67
               8   353,333.33   7.00%    2,061.11     8,727.78
               9   346,666.67   7.00%    2,022.22     8,688.89
              10   340,000.00   7.00%    1,983.33     8,650.00
              11   333,333.33   7.00%    1,944.44     8,611.11
              12   326,666.67   7.00%    1,905.56     8,572.22
              13   320,000.00   7.00%    1,866.67     8,533.33
              14   313,333.33   7.00%    1,827.78     8,494.44
              15   306,666.67   7.00%    1,788.89     8,455.56
              16   300,000.00   7.00%    1,750.00     8,416.67
              17   293,333.33   7.00%    1,711.11     8,377.78
              18   286,666.67   7.00%    1,672.22     8,338.89
              19   280,000.00   7.00%    1,633.33     8,300.00
              20   273,333.33   7.00%    1,594.44     8,261.11
              21   266,666.67   7.00%    1,555.56     8,222.22
              22   260,000.00   7.00%    1,516.67     8,183.33
              23   253,333.33   7.00%    1,477.78     8,144.44
              24   246,666.67   7.00%    1,438.89     8,105.56
              25   240,000.00   7.00%    1,400.00     8,066.67
              26   233,333.33   7.00%    1,361.11     8,027.78
              27   226,666.67   7.00%    1,322.22     7,988.89
              28   220,000.00   7.00%    1,283.33     7,950.00
              29   213,333.33   7.00%    1,244.44     7,911.11
              30   206,666.67   7.00%    1,205.56     7,872.22
              31   200,000.00   7.00%    1,166.67     7,833.33
              32   193,333.33   7.00%    1,127.78     7,794.44
              33   186,666.67   7.00%    1,088.89     7,755.56
              34   180,000.00   7.00%    1,050.00     7,716.67
              35   173,333.33   7.00%    1,011.11     7,677.78
              36   166,666.67   7.00%      972.22     7,638.89
              37   160,000.00   7.00%      933.33     7,600.00
              38   153,333.33   7.00%      894.44     7,561.11
              39   146,666.67   7.00%      855.56     7,522.22
              40   140,000.00   7.00%      816.67     7,483.33
              41   133,333.33   7.00%      777.78     7,444.44
              42   126,666.67   7.00%      738.89     7,405.56
              43   120,000.00   7.00%      700.00     7,366.67
              44   113,333.33   7.00%      661.11     7,327.78
              45   106,666.67   7.00%      622.22     7,288.89
              46   100,000.00   7.00%      583.33     7,250.00
              47    93,333.33   7.00%      544.44     7,211.11
              48    86,666.67   7.00%      505.56     7,172.22
              49    80,000.00   7.00%      466.67     7,133.33
              50    73,333.33   7.00%      427.78     7,094.44
              51    66,666.67   7.00%      388.89     7,055.56
              52    60,000.00   7.00%      350.00     7,016.67
              53    53,333.33   7.00%      311.11     6,977.78
              54    46,666.67   7.00%      272.22     6,938.89
              55    40,000.00   7.00%      233.33     6,900.00
              56    33,333.33   7.00%      194.44     6,861.11
              57    26,666.67   7.00%      155.56     6,822.22
              58    20,000.00   7.00%      116.67     6,783.33
              59    13,333.33   7.00%       77.78     6,744.44
              60     6,666.67   7.00%       38.89     6,705.56

Exhibit No.    Description
-----------    -----------
10.12          NEGOTIABLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
		   REGISTRANT IN FAVOR OF MARK DUMOUCHEL, DAVID DUMOUCHEL, WAYNE
               GUNTER, DONATO MAZZOLA, AND LUCILLE CURRY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM.

              NEGOTIABLE PROMISSORY NOTE

$350,000.00					    DATE: February 4, 2008

      FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation, as maker, having its principal offices at 1292 Hammond Street, Bangor, Maine, 04401 (the "Payor"), hereby unconditionally promises to pay to the order of Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola, and Lucille Curry, in Boston, Massachusetts, or at such other place as the Payee may from time to time designate in writing, the principal sum of $350,000.00 in lawful money of the United States of America with interest thereon to be computed from the date of this promissory note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note.

1. INTEREST. Payor will pay interest on the unpaid principal amount outstanding at a rate of 7% simple interest per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365 day year for actual days elapsed.

2. PAYMENT TERMS. The term of this Note is five years. On the fifteenth day of each month, beginning on February 15, 2008, the Payor shall make monthly payments of principal and interest to Payee. All payments of principal and interest are payable as set forth in the attached Exhibit A Repayment Schedule. If any payment of principal or interest becomes due on a day that is not a Business Day (defined below), such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which banks in Boston, Massachusetts, are not required or authorized by law to close. In the event Payor fails to timely make any payment when and as due, then it shall be allowed a period of up to ten (10) days from the due date to make full payment prior to incurring additional interest on the unpaid earlier due amount.

3. PREPAYMENT. The Payor reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment in part, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly as well as the attached repayment schedule.

4. ASSIGNMENT. This Note is assignable by the Payee to a family member within the second order of consanguinity or to Payee's issue, to Payee's estate, to a trust established for the benefit of a family member within the second order of consanguinity or Payee's issue, to Nyle International, Inc., and to a National Bank.

5. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in, accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.

6. CONSENT TO JURISDICTION. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal. The Payor hereby submits to the jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts, with respect to any action, suit or proceeding brought against it arising out of or relating to this Note and the transactions contemplated hereby.

7.   MISCELLANEOUS.

      (a) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
      (b) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor"
shall include their respective successors, assigns, heirs, executors and administrators.
      (c) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.
      (d) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.
      (e)	The Payor hereby waives presentment, demand, notice, protest, and all other demands, and waives any defenses by reason of any extension or postponement of the time of payment hereof or any other indulgence granted thereto.
      (f) Any notice, statement or other communication given pursuant to this Note shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, with any such notice being deemed given three (3) days from the date mailed. If given to the Payee, notice shall be mailed to the Payee at the address set forth above or at such address as the Payee may hereinafter designate by like notice to the Payor. If given to the undersigned, notice shall be mailed to the undersigned at the address set forth above or at such other address within the United
States as the undersigned may hereafter designate by like notice to the Payee.

                                 NYER MEDICAL GROUP, INC.

                                 By: /s/ Karen Wright
                                         ------------
                                 Name:   Karen Wright
                                 Title:  Vice President of Finance
                                         and Treasurer



	                              EXHIBIT A

                                 REPAYMENT SCHEDULE
         Sample Note
         Mnthly Principal Pmt:  $5,833.33

                                 Int               Aggregate
          Pmt. #:   Beg Prin    Rate    Int Paid    Pmt
        # years - 5             7.00%
             1     350,000.00   7.00%    2,041.67   7,875.00
             2     344,166.67   7.00%    2,007.64   7,840.97
             3     338,333.33   7.00%    1,973.61   7,806.94
             4     332,500.00   7.00%    1,939.58   7,772.92
             5     326,666.67   7.00%    1,905.56   7,738.89
             6     320,833.33   7.00%    1,871.53   7,704.86
             7     315,000.00   7.00%    1,837.50   7,670.83
             8     309,166.67   7.00%    1,803.47   7,636.81
             9     303,333.33   7.00%    1,769.44   7,602.78
            10     297,500.00   7.00%    1,735.42   7,568.75
            11     291,666.67   7.00%    1,701.39   7,534.72
            12     285,833.33   7.00%    1,667.36   7,500.69
            13     280,000.00   7.00%    1,633.33   7,466.67
            14     274,166.67   7.00%    1,599.31   7,432.64
            15     268,333.33   7.00%    1,565.28   7,398.61
            16     262,500.00   7.00%    1,531.25   7,364.58
            17     256,666.67   7.00%    1,497.22   7,330.56
            18     250,833.33   7.00%    1,463.19   7,296.53
            19     245,000.00   7.00%    1,429.17   7,262.50
            20     239,166.67   7.00%    1,395.14   7,228.47
            21     233,333.33   7.00%    1,361.11   7,194.44
            22     227,500.00   7.00%    1,327.08   7,160.42
            23     221,666.67   7.00%    1,293.06   7,126.39
            24     215,833.33   7.00%    1,259.03   7,092.36
            25     210,000.00   7.00%    1,225.00   7,058.33
            26     204,166.67   7.00%    1,190.97   7,024.31
            27     198,333.33   7.00%    1,156.94   6,990.28
            28     192,500.00   7.00%    1,122.92   6,956.25
            29     186,666.67   7.00%    1,088.89   6,922.22
            30     180,833.33   7.00%    1,054.86   6,888.19
            31     175,000.00   7.00%    1,020.83   6,854.17
            32     169,166.67   7.00%      986.81   6,820.14
            33     163,333.33   7.00%      952.78   6,786.11
            34     157,500.00   7.00%      918.75   6,752.08
            35     151,666.67   7.00%      884.72   6,718.06
            36     145,833.33   7.00%      850.69   6,684.03
            37     140,000.00   7.00%      816.67   6,650.00
            38     134,166.67   7.00%      782.64   6,615.97
            39     128,333.33   7.00%      748.61   6,581.94
            40     122,500.00   7.00%      714.58   6,547.92
            41     116,666.67   7.00%      680.56   6,513.89
            42     110,833.33   7.00%      646.53   6,479.86
            43     105,000.00   7.00%      612.50   6,445.83
            44      99,166.67   7.00%      578.47   6,411.81
            45      93,333.33   7.00%      544.44   6,377.78
            46      87,500.00   7.00%      510.42   6,343.75
            47      81,666.67   7.00%      476.39   6,309.72
            48      75,833.33   7.00%      442.36   6,275.69
            49      70,000.00   7.00%      408.33   6,241.67
            50      64,166.67   7.00%      374.31   6,207.64
            51      58,333.33   7.00%      340.28   6,173.61
            52      52,500.00   7.00%      306.25   6,139.58
            53      46,666.67   7.00%      272.22   6,105.56
            54      40,833.33   7.00%      238.19   6,071.53
            55      35,000.00   7.00%      204.17   6,037.50
            56      29,166.67   7.00%      170.14   6,003.47
            57      23,333.33   7.00%      136.11   5,969.44
            58      17,500.00   7.00%      102.08   5,935.42
            59      11,666.67   7.00%       68.06   5,901.39
            60       5,833.33   7.00%       34.03   5,867.36












































Exhibit No   Description
----------   -----------
10.13        CONVERTIBLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
             REGISTRANT IN FAVOR OF MARK DUMOUCHEL.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE
UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE
Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $300,000
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of Mark Dumouchel or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the Issuance
Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the Maturity Date
(as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all
Convertible Notes issued in exchange, transfer or replacement hereof, this
"Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial
Holders of the Registered Notes (as defined below) and the Company (the "First
Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
       (a)	Interest on this Note shall commence accruing, at a rate per annumequal to the Interest Rate, on the Issuance Date and shall be computed on the
basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the period following the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as definedbelow), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading
Days before the applicable Interest Date.
       (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.       (a)
	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
       (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").  (i)"Conversion Amount" means the Interest or all or any of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.  (ii)"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84
(appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the
Common Stock that occurs after the Issuance Date).
       (c)	Mechanics of Conversion. (i)	Optional Conversion. To convert any
Conversion Amount into shares of Common Stock on any date on or after the first anniversary of the Issuance Date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59
p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the
Company; on or before the next Trading Day following the date of receipt of a
Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the
Common Stock (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery
Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the
Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system, as specified in the Conversion Notice or
(Y) if the Transfer Agent is not participating in the DTC Fast Automated
Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal that has come due under this
Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading  Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal notconverted. The Holder (or such Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock
on the Conversion Date. (ii)	Company's Failure to Timely Convert. If, within
four (4) Trading Days after the Company's receipt of the facsimile copy or other delivery of a Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common
Stock to which the Holder is entitled upon such holder's conversion of any
Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a
"Buy In"), then the Company shall, within three (3) Trading Days after receipt by the Company of the Holder's written request and trade confirmations, in the
Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased
(the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock issuable pursuant to the Conversion Notice, times (B)
the Closing Sale Price of the Common Stock on the Conversion Date (either (i)
or (ii), a "Conversion Failure Cure").  (iii) Registration; Book-Entry. The
Company shall maintain a register (the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance
Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each
Holder whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of
Principal and Interest hereunder, notwithstanding notice to the contrary. This
Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of this Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new
Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this
Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges (as defined in Section 22(b)) converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not
to require physical surrender of this Note upon conversion.  (iv)	Disputes.  In
the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.
4.	RIGHTS UPON EVENT OF DEFAULT.
       (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event of Default":  (i)the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10)
Trading Days in any 365-day period; (ii)the Company's failure to cure a
Conversion Failure by effecting a Conversion Failure Cure within three (3)
Trading Days after the Conversion Failure; (iii)at any time following the tenth (10th) consecutive Trading Day that the authorized number of shares is less than the number of shares of Common Stock that all of the holders of
Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent (150%) of the full Principal and Interest of this Note;
(iv)the Company's failure to pay to the Holder any amount of Principal
(including, without limitation, any redemption payment), Interest, Late
Charges or other amounts within five (5) Trading  Days after the same is due under this Note or to timely perform any of its obligations under the
Registration Rights Agreement, any and all employment agreements to which the
Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended
Agreement to which the Holder is a party (collectively, the "Transaction
Documents"); (v)any default under, redemption of prior to maturity or acceleration prior to maturity of any Indebtedness in excess of $100,000, inthe aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of (A) the promissory notes issued to the initial holders of the
Registered Notes and assigned to Nyle International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the Company or (C) the promissory note issued to D.A.W., Inc. ("D.A.W."), of even date with this Note; (vi)the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S.
Code, or any similar Federal, foreign or state law for the relief of debtors
(collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C)
consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due; (vii)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case;
provided that such order or decree must be a final order or decree if the
Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the Company or any of its subsidiaries, or (C) orders the liquidation of the Company or any of its subsidiaries; (viii)
a final judgment or judgments for the payment of money aggregating in excess of
$100,000 are rendered against the Company or any of its subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60)
days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment; (ix)
the Company breaches any material representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for
a period of at least ten (10) consecutive Trading Days; (x)	any breach or
failure in any respect to comply with Section 14 of this Note; (xi)at any time after February 4, 2008, the Common Stock is unable to be transferred with
DTC through the Deposit Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or (xii)the Company fails to pay all Principal and Interest hereunder, as of the effective date of a Fundamental Transaction.
       (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading  Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of
Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common Stock.
Each portion of this Note subject to redemption by the Company pursuant to this
Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the
Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (y) the Closing Sale Price of the Common Stock
on the date immediately preceding such Event of Default (the "Event of Default
Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this
Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b)
is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
       (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of Registered Notes.  Any such waiver must be in writing and must be delivered to all of the holders of Registered Notes.
5.	ADJUSTMENTS.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:
(i)Issuance of Options.  If the Company in any manner grants or sells any
Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.  (ii)	Issuance of Convertible Securities. If the Company in any
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price
shall be made by reason of such issue or sale. (iii)	Change in Option Price or
Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible
Securities are convertible into or exchangeable or exercisable for Common
Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(a)(iii), if the terms of any Option or Convertible
Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or
Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would
result in an increase of the Conversion Price then in effect.(iv)	Adjustment
of Conversion Price upon Subdivision or Combination of Common Stock.  If the
Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the
Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this
Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of
Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of
Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the
Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
       (a)	Adjustments For Dividends, Distributions And Reclassifications.
Incase at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive,
without payment therefor: (i)	other or additional stock, other securities, or
property (including cash) by way of dividend; or (ii)	other or additional (or
less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common
Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securitiesand property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections 6(a) and 6(b) hereof.  (i)	Transfer to Holders Upon Dissolution. In
the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable)
receivable by the Holder after the effective date of such dissolution pursuant
to this Section 6(c) to the Holder.  (ii)	Continuation of Terms. Upon any
reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the
Company, whether or not such Person shall have expressly assumed the terms of the Note.
       (d)	Other Securities.
       (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.  (ii) In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or
Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the
Company (or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
       (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar in form and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the
Registered Notes, and reasonably satisfactory to the Required Holders and (ii)
the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an
Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such
Successor Entity had been named as the Company herein. Upon consummation of the
Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this
Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental
Transaction, such shares of publicly traded common stock (or their equivalent)
of the Successor Entity, as adjusted in accordance with the provisions of this
Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.  Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the
Company to redeem the Registered Notes upon the occurrence of a Fundamental
Transaction through payment of in immediately available funds of all Principal,
Interest and other amounts provided hereunder as of the effective date of the
Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
       (a)	General. After February 4, 2009, the Company, at its option shall have the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption Notice is received and until the Company Redemption Price is received by the Holder.
Except as otherwise provided herein, up to and including February 4, 2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption Price").
        (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
       (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten
(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company isprepared to redeem the Note, which date shall not be more than fifteen (15)
nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the Financing
Redemption (the "Financing Redemption Price").  Any redemption by the Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this Section 8(c)
shall be made subject to and in accordance with the provisions of Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
       (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
       (b)	Insufficient Authorized Shares. If at any time while any of the
Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading  Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid
Interest with respect to such Conversion Amount and accrued and unpaid Late
Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.
12.	RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the
Registered Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its
Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.
       (a)	Rank. All payments due under this Note shall be senior to or rank pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
       (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
       (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
       (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding  upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
       (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
       (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company
of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding
Principal.
       (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
       (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
       (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
       (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and disbursements.
19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading  Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
       (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the
Holder.
       (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of
Principal or other amounts due under the Transaction Documents, other than
Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the
Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF
ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY
TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the
Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
       The Company represents and warrants to each Shareholder, as follows:
       (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization. The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this
Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the
Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The
Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
       (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the transactions contemplated hereby.
     (d)	Non Contravention.  Neither the execution, delivery, nor issuance of this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
       (e)	Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the
Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.
       (d)	"Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau,
Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (e)	"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
       (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
           (g)	"Eligible Market" means, The New York Stock Exchange, Inc.,
the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
       (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the
Class B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W. and the Company.
       (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other
Person acquires more 50% of the outstanding shares of Common Stock or more than
50% of the outstanding shares of Voting Stock (not including any shares of
Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange
Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common Stock or 50%
of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended Agreement.
       (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
       (k)	"Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii)
all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the
Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
       (l)	"Interest Rate" means eight percent (8%) per annum.
       (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
       (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
       (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B)
existing on such equipment at the time of its acquisition, provided that the
Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the
Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of
Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Company, and (xi)
Liens existing as of this date and disclosed on Schedule 28(p) hereto.
       (q)	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
       (r)	"Principal Market" means the Nasdaq Stock Market.
       (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
       (t)	"Redemption Premium" means 125%.
       (u)	"Redemption Prices" means, collectively, the Event of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
       (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
       (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
       (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
       (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


[Signature Page Follows]














































IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer

















































EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

      The undersigned, as Holder of the Convertible Note Due February 4, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________
Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock

















THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:

(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted: $


Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	        =   	$
                                                =====
Conversion Price				      	$
                                                -----

Number of shares of Common Stock =

If the conversion is not being settled by DTC, please issue and deliver certificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:




























EXHIBIT II

SCHEDULE OF PAYMENTS AND CONVERSIONS FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

        Interest   Principal   Conversion  Holder     Company
Date    Payment    Payment     Amount      Initials   Initials
----    -------    -------     ------      --------   --------

















































Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.












































Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc.
in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by this note.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.































Schedule 28(p)
Liens

1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.

2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.












 [Signature Page Convertible Note]

































Exhibit No   Description
----------   -----------
10.14        CONVERTIBLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
             REGISTRANT IN FAVOR OF DAVID DUMOUCHEL.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE
UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE

Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $300,000
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of David Dumouchel or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the Issuance
Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the Maturity Date
(as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all
Convertible Notes issued in exchange, transfer or replacement hereof, this
"Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial
Holders of the Registered Notes (as defined below) and the Company (the "First
Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
       (a)	Interest on this Note shall commence accruing, at a rate per annum equal to the Interest Rate, on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the periodfollowing the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as defined below), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading Days before the applicable Interest Date.
       (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.
       (a)	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
       (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").  (i)"Conversion Amount" means the Interest or all or any of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.  (ii)"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84
(appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the
Common Stock that occurs after the Issuance Date).
       (c)	Mechanics of Conversion. (i)	Optional Conversion. To convert any
Conversion Amount into shares of Common Stock on any date on or after the first anniversary of the Issuance Date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59
p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the
Company; on or before the next Trading Day following the date of receipt of a
Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the
Common Stock (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery
Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the
Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system, as specified in the Conversion Notice or
(Y) if the Transfer Agent is not participating in the DTC Fast Automated
Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal that has come due under this
Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading  Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal not converted. The Holder (or such Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock
on the Conversion Date. (ii)	Company's Failure to Timely Convert. If, within
four (4) Trading Days after the Company's receipt of the facsimile copy or other delivery of a Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common
Stock to which the Holder is entitled upon such holder's conversion of any
Conversion Amount (a "Conversion Failure"), and if on or after such Trading
Daythe Holder purchases (in an open market transaction or otherwise) Common
Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the
Company (a "Buy In"), then the Company shall, within three (3) Trading Days after receipt by the Company of the Holder's written request and trade confirmations, in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokeragecommissions and other out-of-pocket expenses, if any) for the shares of Common
Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock)
shall terminate, or (ii) promptly honor its obligation to deliver to the
Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In
Price over the product of (A) such number of shares of Common Stock issuable pursuant to the Conversion Notice, times (B) the Closing Sale Price of the
Common Stock on the Conversion Date (either (i) or (ii), a "Conversion Failure
Cure").  (iii) Registration; Book-Entry. The Company shall maintain a register
(the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each Holder whose name is recorded in the
Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. This Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the
Register. Upon its receipt of a request to assign or sell all or part of this
Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion
Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note.
The Holder and the Company shall maintain records showing the Principal,
Interest and Late Charges (as defined in Section 22(b)) converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this
Note upon conversion.  (iv)	Disputes.  In the event of a dispute as to the
number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.
4.	RIGHTS UPON EVENT OF DEFAULT.
       (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event of
Default":  (i)the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five
(5) consecutive Trading Days or for more than an aggregate of ten (10) Trading
Days in any 365-day period; (ii)the Company's failure to cure a Conversion
Failure by effecting a Conversion Failure Cure within three (3) Trading Days
after the Conversion Failure; (iii)	at any time following the tenth (10th)
consecutive Trading Day that the authorized number of shares is less than the number of shares of Common Stock that all of the holders of Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent
(150%) of the full Principal and Interest of this Note; (iv)the Company's failure to pay to the Holder any amount of Principal (including, without limitation, any redemption payment), Interest, Late Charges or other amounts within five (5) Trading Days after the same is due under this Note or to timely perform any of its obligations under the Registration Rights Agreement, any and all employment agreements to which the Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended Agreement to which the
Holder is a party (collectively, the "Transaction Documents"); (v)any default under, redemption of prior to maturity or acceleration prior to maturity of any
Indebtedness in excess of $100,000, in the aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of (A) the promissory notes issued to the initial holders of the Registered Notes and assigned to Nyle
International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the
Company or (C) the promissory note issued to D.A.W., Inc. ("D.A.W."), of even date with this Note; (vi)the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A)
commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"),
(D) makes a general assignment for the benefit of its creditors or (E)
admits in writing that it is generally unable to pay its debts as they become
due; (vii)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case; provided that such order or decree must be a final order or decree if the Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the
Company or any of its subsidiaries, or (C) orders the liquidation of the
Company or any of its subsidiaries; (viii)a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the
Company or any of its subsidiaries and which judgments are not, within sixty
(60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay;
provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of
the issuance of such judgment; (ix)	the Company breaches any material
representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10)
consecutive Trading Days; (x)	any breach or failure in any respect to comply
with Section 14 of this Note; (xi)	at any time after February 4, 2008, the
Common Stock is unable to be transferred with DTC through the Deposit
Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or (xii)the Company fails to pay all
Principal and Interest hereunder, as of the effective date of a Fundamental
Transaction.
       (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of
Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common Stock.
Each portion of this Note subject to redemption by the Company pursuant to this
Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the
Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (y) the Closing Sale Price of the Common Stock
on the date immediately preceding such Event of Default (the "Event of Default
Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this
Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b)
is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
       (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of
Registered Notes.  Any such waiver must be in writing and must be delivered to all of the holders of Registered Notes.
5.	ADJUSTMENTS.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:
(i)Issuance of Options.  If the Company in any manner grants or sells any
Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.  (ii)	Issuance of Convertible Securities. If the Company in any
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price
shall be made by reason of such issue or sale. (iii)	Change in Option Price or
Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible
Securities are convertible into or exchangeable or exercisable for Common
Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(a)(iii), if the terms of any Option or Convertible
Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or
Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would
result in an increase of the Conversion Price then in effect.(iv)	Adjustment
of Conversion Price upon Subdivision or Combination of Common Stock.  If the
Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the
Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this
Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of
Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of
Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the
Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
       (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive,
without payment therefor: (i)	other or additional stock, other securities, or
property (including cash) by way of dividend; or (ii)	other or additional (or
less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common
Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections 6(a) and 6(b) hereof.  (i)	Transfer to Holders Upon Dissolution. In
the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable)
receivable by the Holder after the effective date of such dissolution pursuant
to this Section 6(c) to the Holder.  (ii)	Continuation of Terms. Upon any
reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any suchtransfer, as the case may be, and shall be binding upon the issuer of any such
stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of
theCompany, whether or not such Person shall have expressly assumed the terms of the Note.
       (d)	Other Securities.
       (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.  (ii) In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or
Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the
Company (or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu ofor in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
       (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar in form and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the
Registered Notes, and reasonably satisfactory to the Required Holders and (ii)
the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an
Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such
Successor Entity had been named as the Company herein. Upon consummation of the
Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this
Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental
Transaction, such shares of publicly traded common stock (or their equivalent)
of the Successor Entity, as adjusted in accordance with the provisions of this
Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.  Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the
Company to redeem the Registered Notes upon the occurrence of a Fundamental
Transaction through payment of in immediately available funds of all Principal,
Interest and other amounts provided hereunder as of the effective date of the
Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
       (a)	General. After February 4, 2009, the Company, at its option shall have the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption Notice is received and until the Company Redemption Price is received by the Holder.
Except as otherwise provided herein, up to and including February 4, 2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption Price").
        (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
       (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten
(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company is prepared to redeem the Note, which date shall not be more than fifteen (15) nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the Financing
Redemption (the "Financing Redemption Price").  Any redemption by the Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this Section 8(c)
shall be made subject to and in accordance with the provisions of Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
       (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
       (b)	Insufficient Authorized Shares. If at any time while any of the
Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading  Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid
Interest with respect to such Conversion Amount and accrued and unpaid Late
Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.
12.	RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the
Registered Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its
Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.
       (a)	Rank. All payments due under this Note shall be senior to or rank pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
       (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
       (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
       (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding  upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
       (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
       (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding Principal.
       (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
       (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to suchissuance of new Notes), (iii) shall have an issuance date, as indicated on the
face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
       (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
       (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and disbursements.
19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading  Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
       (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the
Holder.
       (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading  Day, the same shall instead be due on the next succeeding day which is a Trading  Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of
Principal or other amounts due under the Transaction Documents, other than
Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the
Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF
ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY
TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the
Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
       The Company represents and warrants to each Shareholder, as follows:
       (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization. The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this
Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the
Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The
Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
       (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the transactions contemplated hereby.
       (d)	Non Contravention.  Neither the execution, delivery, nor issuance of this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
       (e)	Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the
Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.
           (d)	"Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 24. All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (e)	"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
       (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
           (g)	"Eligible Market" means, The New York Stock Exchange, Inc.,
the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
       (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the
Class B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W. and the Company.
       (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other
Person acquires more 50% of the outstanding shares of Common Stock or more than
50% of the outstanding shares of Voting Stock (not including any shares of
Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange
Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common Stock or 50%
of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended Agreement.
       (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
       (k)	"Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited torepossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii)
all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the
Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
       (l)	"Interest Rate" means eight percent (8%) per annum.
       (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
       (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
       (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B)
existing on such equipment at the time of its acquisition, provided that the
Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the
Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of
Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Company, and (xi)
Liens existing as of this date and disclosed on Schedule 28(p) hereto.
       (q)	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
       (r)	"Principal Market" means the Nasdaq Stock Market.
       (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
       (t)	"Redemption Premium" means 125%.
       (u)	"Redemption Prices" means, collectively, the Event of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
       (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
       (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
       (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
       (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


[Signature Page Follows]














































IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer

















































EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

      The undersigned, as Holder of the Convertible Note Due February 4, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________
Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock



















THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:

(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted: $


Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	        =   	$
                                                =====
Conversion Price				      	$
                                                -----

Number of shares of Common Stock =

If the conversion is not being settled by DTC, please issue and delivercertificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:


























EXHIBIT II

SCHEDULE OF PAYMENTS AND CONVERSIONS FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

        Interest   Principal   Conversion  Holder     Company
Date    Payment    Payment     Amount      Initials   Initials
----    -------    -------     ------      --------   --------
















































Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.












































Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by this note.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.































Schedule 28(p)
Liens

1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.

2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.












 [Signature Page Convertible Note]



































Exhibit No   Description
----------   -----------
10.15        CONVERTIBLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
             REGISTRANT IN FAVOR OF WAYNE GUNTER.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE
UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE

Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $300,000
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of Wayne Gunter or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the Issuance
Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the Maturity Date
(as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all
Convertible Notes issued in exchange, transfer or replacement hereof, this
"Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial
Holders of the Registered Notes (as defined below) and the Company (the "First
Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
       (a)	Interest on this Note shall commence accruing, at a rate per annum equal to the Interest Rate, on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the period following the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as defined below), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading Days before the applicable Interest Date.
       (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.
       (a)	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
       (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").  (i)"Conversion Amount" means the Interest or all or any of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.  (ii)"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84
(appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the
Common Stock that occurs after the Issuance Date).
       (c)	Mechanics of Conversion. (i)	Optional Conversion. To convert any
Conversion Amount into shares of Common Stock on any date on or after the first anniversary of the Issuance Date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59
p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the
Company; on or before the next Trading Day following the date of receipt of a
Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the
Common Stock (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery
Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the
Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system, as specified in the Conversion Notice or
(Y) if the Transfer Agent is not participating in the DTC Fast Automated
Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal that has come due under this
Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal not converted. The Holder (or such Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock
on the Conversion Date. (ii)	Company's Failure to Timely Convert. If, within
four (4) Trading Days after the Company's receipt of the facsimile copy or other delivery of a Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common
Stock to which the Holder is entitled upon such holder's conversion of any
Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a
"Buy In"), then the Company shall, within three (3) Trading Days after receipt by the Company of the Holder's written request and trade confirmations, in the
Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased
(the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock issuable pursuant to the Conversion Notice, times (B)
the Closing Sale Price of the Common Stock on the Conversion Date (either (i)
or (ii), a "Conversion Failure Cure").  (iii) Registration; Book-Entry. The
Company shall maintain a register (the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance
Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each
Holder whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of
Principal and Interest hereunder, notwithstanding notice to the contrary. This
Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of this Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new
Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this
Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges (as defined in Section 22(b)) converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not
to require physical surrender of this Note upon conversion.  (iv)	Disputes.
Inthe event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.
4.	RIGHTS UPON EVENT OF DEFAULT.
       (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event
ofDefault":  (i)the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five
(5) consecutive Trading Days or for more than an aggregate of ten (10) Trading
Days in any 365-day period; (ii)the Company's failure to cure a Conversion
Failure by effecting a Conversion Failure Cure within three (3) Trading Days
after the Conversion Failure; (iii)	at any time following the tenth (10th)
consecutive Trading Day that the authorized number of shares is less than the number of shares of Common Stock that all of the holders of Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent
(150%) of the full Principal and Interest of this Note; (iv)the Company's failure to pay to the Holder any amount of Principal (including, without limitation, any redemption payment), Interest, Late Charges or other amounts within five (5) Trading  Days after the same is due under this Note or to timely perform any of its obligations under the Registration Rights Agreement, any and all employment agreements to which the Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended Agreement to which the
Holder is a party (collectively, the "Transaction Documents"); (v)any default under, redemption of prior to maturity or acceleration prior to maturity of any
Indebtedness in excess of $100,000, in the aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of (A) the promissory notes issued to the initial holders of the Registered Notes and assigned to Nyle
International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the
Company or (C) the promissory note issued to D.A.W., Inc. ("D.A.W."), of even date with this Note; (vi)the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A)
commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"),
(D) makes a general assignment for the benefit of its creditors or (E)
admits in writing that it is generally unable to pay its debts as they become
due; (vii)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case; provided that such order or decree must be a final order or decree if the Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the
Company or any of its subsidiaries, or (C) orders the liquidation of the
Company or any of its subsidiaries; (viii)a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the
Company or any of its subsidiaries and which judgments are not, within sixty
(60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay;
provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of
the issuance of such judgment; (ix)	the Company breaches any material
representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10)
consecutive Trading Days; (x)	any breach or failure in any respect to comply
with Section 14 of this Note; (xi)	at any time after February 4, 2008, the
Common Stock is unable to be transferred with DTC through the Deposit
Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or (xii)the Company fails to pay all
Principal and Interest hereunder, as of the effective date of a Fundamental
Transaction.
       (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading  Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of
Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common Stock.
Each portion of this Note subject to redemption by the Company pursuant to this
Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the
Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (y) the Closing Sale Price of the Common Stock
on the date immediately preceding such Event of Default (the "Event of Default
Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this
Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b)
is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
       (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of
Registered Notes.  Any such waiver must be in writing and must be delivered to all of the holders of Registered Notes.
5.	ADJUSTMENTS.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:
(i)Issuance of Options.  If the Company in any manner grants or sells any
Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.  (ii)	Issuance of Convertible Securities. If the Company in any
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price
shall be made by reason of such issue or sale. (iii)	Change in Option Price or
Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible
Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(a)(iii), if the terms of any Option or Convertible
Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or
Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would
result in an increase of the Conversion Price then in effect.(iv)	Adjustment
of Conversion Price upon Subdivision or Combination of Common Stock.  If the
Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the
Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this
Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of
Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of
Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the
Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
       (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive,
without payment therefor: (i)	other or additional stock, other securities, or
property (including cash) by way of dividend; or (ii)	other or additional (or
less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of sharesor similar corporate restructuring; other than additional shares of Common
Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections 6(a) and 6(b) hereof.  (i)	Transfer to Holders Upon Dissolution. In
the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable)
receivable by the Holder after the effective date of such dissolution pursuant
to this Section 6(c) to the Holder.  (ii)	Continuation of Terms. Upon any
reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the
Company, whether or not such Person shall have expressly assumed the terms of the Note.
       (d)	Other Securities.
       (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.  (ii) In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or
Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the
Company (or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
       (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar in form and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the
Registered Notes, and reasonably satisfactory to the Required Holders and (ii)
the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an
Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such
Successor Entity had been named as the Company herein. Upon consummation of the
Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this
Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental
Transaction, such shares of publicly traded common stock (or their equivalent)
of the Successor Entity, as adjusted in accordance with the provisions of this
Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.  Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the
Company to redeem the Registered Notes upon the occurrence of a Fundamental
Transaction through payment of in immediately available funds of all Principal,
Interest and other amounts provided hereunder as of the effective date of the
Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
       (a)	General. After February 4, 2009, the Company, at its option
shallhave the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption Notice is received and until the Company Redemption Price is received by the Holder.
Except as otherwise provided herein, up to and including February 4, 2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption Price").
        (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
       (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten
(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company is prepared to redeem the Note, which date shall not be more than fifteen (15) nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the
Financing Redemption (the "Financing Redemption Price").  Any redemption by the Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this
Section 8(c) shall be made subject to and in accordance with the provisions of Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
       (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
       (b)	Insufficient Authorized Shares. If at any time while any of the
Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading  Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid
Interest with respect to such Conversion Amount and accrued and unpaid Late
Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.
12.	RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the
Registered Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its
Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.
       (a)	Rank. All payments due under this Note shall be senior to or rank pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
       (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
       (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
       (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding  upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
       (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
       (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding Principal.
       (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
       (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
       (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
       (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and disbursements.
19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading  Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
       (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the
Holder.
       (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading  Day, the same shall instead be due on the next succeeding day which is a Trading  Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of
Principal or other amounts due under the Transaction Documents, other than
Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the
Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF
ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY
TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the
Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
       The Company represents and warrants to each Shareholder, as follows:
       (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization. The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this
Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the
Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The
Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
       (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the
transactions contemplated hereby.       (d)	Non Contravention.  Neither the
execution, delivery, nor issuance of
this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
       (e)	Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the
Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.
      (d)	"Closing Sale Price" means, for any security as of
any date, the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the
Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the
Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the
National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing
Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the
Holder  are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (e)	"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
       (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
           (g)	"Eligible Market" means, The New York Stock Exchange, Inc.,
the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
       (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the
Class B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equitycapital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W. and the Company.
       (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other
Person acquires more 50% of the outstanding shares of Common Stock or more than
50% of the outstanding shares of Voting Stock (not including any shares of
Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange
Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common Stock or 50%
of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended Agreement.
       (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
       (k)	"Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii)
all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the
Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations inrespect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
       (l)	"Interest Rate" means eight percent (8%) per annum.
       (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
       (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
       (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B)
existing on such equipment at the time of its acquisition, provided that the
Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the
Company's business, not interfering in any material respect with the business of the Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the
Company, and (xi) Liens existing as of this date and disclosed on Schedule
28(p) hereto.
       (q)	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
       (r)	"Principal Market" means the Nasdaq Stock Market.
       (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
       (t)	"Redemption Premium" means 125%.
       (u)	"Redemption Prices" means, collectively, the Event of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
       (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
       (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
       (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading onsuch exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
       (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


[Signature Page Follows]















































IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer

















































EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

      The undersigned, as Holder of the Convertible Note Due February 4, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date writtenbelow. The undersigned hereby requests that share certificates for the Common
Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________
Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock











THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:

(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted: $


Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	        =   	$
                                                =====
Conversion Price				      	$
                                                -----

Number of shares of Common Stock =

If the conversion is not being settled by DTC, please issue and deliver certificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:


























EXHIBIT II

SCHEDULE OF PAYMENTS AND CONVERSIONS FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

        Interest   Principal   Conversion  Holder     Company
Date    Payment    Payment     Amount      Initials   Initials
----    -------    -------     ------      --------   --------

















































Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.











































Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by thisnote.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.































Schedule 28(p)
Liens

1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.

2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.












 [Signature Page Convertible Note]



































Exhibit No   Description
----------   -----------
10.16        CONVERTIBLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
             REGISTRANT IN FAVOR OF DONATO MAZZOLA.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE
UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE

Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $300,000
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of Donato Mazzola or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the Issuance
Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the Maturity Date
(as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all
Convertible Notes issued in exchange, transfer or replacement hereof, this
"Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial
Holders of the Registered Notes (as defined below) and the Company (the "First
Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
       (a)	Interest on this Note shall commence accruing, at a rate per annum equal to the Interest Rate, on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the period following the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as defined below), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading Days before the applicable Interest Date.
       (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.
       (a)	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
       (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").  (i)"Conversion Amount" means the Interest or all or any of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.  (ii)"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84
(appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the
Common Stock that occurs after the Issuance Date).
       (c)	Mechanics of Conversion. (i)	Optional Conversion. To convert any
Conversion Amount into shares of Common Stock on any date on or after the first anniversary of the Issuance Date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59
p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the
Company; on or before the next Trading Day following the date of receipt of a
Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the
Common Stock (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery
Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the
Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system, as specified in the Conversion Notice or
(Y) if the Transfer Agent is not participating in the DTC Fast Automated
Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal that has come due under this
Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading  Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal not converted. The Holder (or such Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock
on the Conversion Date. (ii)	Company's Failure to Timely Convert. If, within
four (4) Trading Days after the Company's receipt of the facsimile copy or other delivery of a Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common
Stock to which the Holder is entitled upon such holder's conversion of any
Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a
"Buy In"), then the Company shall, within three (3) Trading Days after receipt by the Company of the Holder's written request and trade confirmations, in the
Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased
(the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock issuable pursuant to the Conversion Notice, times (B)
the Closing Sale Price of the Common Stock on the Conversion Date (either (i)
or (ii), a "Conversion Failure Cure").  (iii) Registration; Book-Entry. The
Company shall maintain a register (the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance
Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each
Holder whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of
Principal and Interest hereunder, notwithstanding notice to the contrary. This
Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of this Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new
Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this
Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges (as defined in Section 22(b)) converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not
to require physical surrender of this Note upon conversion.  (iv)	Disputes.  In
the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and
resolve such dispute in accordance with Section 21.4.	RIGHTS UPON EVENT OF
DEFAULT.
       (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event of Default":  (i)the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10)
Trading Days in any 365-day period; (ii)the Company's failure to cure a
Conversion Failure by effecting a Conversion Failure Cure within three (3)
Trading Days after the Conversion Failure; (iii)	at any time following the
tenth (10th) consecutive Trading Day that the authorized number of shares is less than the number of shares of Common Stock that all of the holders of
Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent (150%) of the full Principal and Interest of this Note;
(iv)the Company's failure to pay to the Holder any amount of Principal
(including, without limitation, any redemption payment), Interest, Late Charges or other amounts within five (5) Trading  Days after the same is due under this
Note or to timely perform any of its obligations under the Registration Rights
Agreement, any and all employment agreements to which the Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended Agreement to which the
Holder is a party (collectively, the "Transaction Documents"); (v)any default under, redemption of prior to maturity or acceleration prior to maturity of any
Indebtedness in excess of $100,000, in the aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of (A) the promissory notes issued to the initial holders of the Registered Notes and assigned to Nyle
International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the
Company or (C) the promissory note issued to D.A.W., Inc. ("D.A.W."), of even date with this Note; (vi)the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A)
commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"),
(D) makes a general assignment for the benefit of its creditors or (E)
admits in writing that it is generally unable to pay its debts as they become
due; (vii)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case; provided that such order or decree must be a final order or decree if the Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the
Company or any of its subsidiaries, or (C) orders the liquidation of the
Company or any of its subsidiaries; (viii)a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the
Company or any of its subsidiaries and which judgments are not, within sixty
(60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay;
provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of
the issuance of such judgment; (ix)	the Company breaches any material
representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10)
consecutive Trading Days; (x)	any breach or failure in any respect to comply
with Section 14 of this Note; (xi)	at any time after February 4, 2008, the
Common Stock is unable to be transferred with DTC through the Deposit
Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or (xii)the Company fails to pay all
Principal and Interest hereunder, as of the effective date of a Fundamental
Transaction.
       (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading  Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of
Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common Stock.
Each portion of this Note subject to redemption by the Company pursuant to this
Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the
Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an
Event of Default Redemption Notice and (y) the Closing Sale Price of the Common
Stock on the date immediately preceding such Event of Default (the "Event of
Default Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this
Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b)
is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
       (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of
Registered Notes.  Any such waiver must be in writing and must be delivered to all of the holders of Registered Notes.
5.	ADJUSTMENTS.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:
(i)Issuance of Options.  If the Company in any manner grants or sells any
Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.  (ii)	Issuance of Convertible Securities. If the Company in any
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price
shall be made by reason of such issue or sale. (iii)	Change in Option Price or
Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible
Securities are convertible into or exchangeable or exercisable for Common
Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(a)(iii), if the terms of any Option or Convertible
Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or
Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would
result in an increase of the Conversion Price then in effect.(iv)	Adjustment
of Conversion Price upon Subdivision or Combination of Common Stock.  If the
Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the
Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this
Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of
Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of
Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the
Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
       (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive,
without payment therefor: (i)	other or additional stock, other securities, or
property (including cash) by way of dividend; or (ii)	other or additional (or
less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common
Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections 6(a) and 6(b) hereof.  (i)	Transfer to Holders Upon Dissolution. In
the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable)
receivable by the Holder after the effective date of such dissolution pursuant
to this Section 6(c) to the Holder.  (ii)	Continuation of Terms. Upon any
reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the
Company, whether or not such Person shall have expressly assumed the terms of the Note.
       (d)	Other Securities.
       (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.  (ii) In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or
Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the
Company (or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
       (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar in form and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the
Registered Notes, and reasonably satisfactory to the Required Holders and (ii)
the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an
Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such
Successor Entity had been named as the Company herein. Upon consummation of the
Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this
Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental
Transaction, such shares of publicly traded common stock (or their equivalent)
of the Successor Entity, as adjusted in accordance with the provisions of this
Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.  Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the
Company to redeem the Registered Notes upon the occurrence of a Fundamental
Transaction through payment of in immediately available funds of all Principal,
Interest and other amounts provided hereunder as of the effective date of the
Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
       (a)	General. After February 4, 2009, the Company, at its option shall have the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption Notice is received and until the Company Redemption Price is received by the Holder.
Except as otherwise provided herein, up to and including February 4, 2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption Price").
        (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
       (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten
(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company is prepared to redeem the Note, which date shall not be more than fifteen (15) nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the Financing
Redemption (the "Financing Redemption Price").  Any redemption by the Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this Section 8(c)
shall be made subject to and in accordance with the provisions of Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
       (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
       (b)	Insufficient Authorized Shares. If at any time while any of theNotes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading  Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid
Interest with respect to such Conversion Amount and accrued and unpaid Late
Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.12.	RESTRICTION ON REDEMPTION AND CASH
DIVIDENDS. Until all of the
Registered Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its
Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.
       (a)	Rank. All payments due under this Note shall be senior to or rank pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
       (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
       (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
       (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding  upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
       (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
       (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding Principal.
       (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
       (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
       (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
       (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and disbursements.
19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading  Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
       (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the
Holder.
       (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading  Day, the same shall instead be due on the next succeeding day which is a Trading  Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of
Principal or other amounts due under the Transaction Documents, other than
Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the
Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF
ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY
TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the
Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
       The Company represents and warrants to each Shareholder, as follows:
       (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization. The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this
Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the
Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The
Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
       (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the
transactions contemplated hereby.       (d)	Non Contravention.  Neither the
execution, delivery, nor issuance of
this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
       (e)	Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the
Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such
calendar month.           (d)	"Closing Sale Price" means, for any security as
of any date,
the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the
"pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc).
If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 24. All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during
the applicable calculation period.       (e)	"Contingent Obligation" means,
as to any Person, any direct or
indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
       (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
           (g)	"Eligible Market" means, The New York Stock Exchange, Inc.,
the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
       (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the
Class B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W. and the Company.
       (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other
Person acquires more 50% of the outstanding shares of Common Stock or more than
50% of the outstanding shares of Voting Stock (not including any shares of
Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange
Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common Stock or 50%
of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended Agreement.
       (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
       (k)	"Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii)
all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the
Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
       (l)	"Interest Rate" means eight percent (8%) per annum.
       (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
       (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
       (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B)
existing on such equipment at the time of its acquisition, provided that the
Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the
Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of
Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Company, and (xi)
Liens existing as of this date and disclosed on Schedule 28(p) hereto.
       (q)	"Person" means an individual, a limited liability company,
apartnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
       (r)	"Principal Market" means the Nasdaq Stock Market.
       (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
       (t)	"Redemption Premium" means 125%.
       (u)	"Redemption Prices" means, collectively, the Event of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
       (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
       (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
       (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
       (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


[Signature Page Follows]














































IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer
















































EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

      The undersigned, as Holder of the Convertible Note Due February 4, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________
Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock






















THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:

(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted: $


Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	        =   	$
                                                =====
Conversion Price				      	$
                                                -----

Number of shares of Common Stock =

If the conversion is not being settled by DTC, please issue and deliver certificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:


























EXHIBIT II

SCHEDULE OF PAYMENTS AND CONVERSIONS FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

        Interest   Principal   Conversion  Holder     Company
Date    Payment    Payment     Amount      Initials   Initials
----    -------    -------     ------      --------   --------
















































Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.











































Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc.
in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by this note.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.































Schedule 28(p)
Liens

1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.

2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.












 [Signature Page Convertible Note]



































Exhibit No   Description
----------   -----------
10.17        CONVERTIBLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
             REGISTRANT IN FAVOR OF LUCILLE CURRY.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE
UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE

Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $300,000
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of Lucille Curry or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the Issuance
Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the Maturity Date
(as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible Note (including all
Convertible Notes issued in exchange, transfer or replacement hereof, this
"Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial
Holders of the Registered Notes (as defined below) and the Company (the "First
Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
       (a)	Interest on this Note shall commence accruing, at a rate per annum equal to the Interest Rate, on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the period following the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as defined below), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading Days before the applicable Interest Date.
       (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at suchincreased rate during the continuance of such Event of Default shall continue
to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.
       (a)	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
       (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").  (i)"Conversion Amount" means the Interest or all or any of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.  (ii)"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84
(appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the
Common Stock that occurs after the Issuance Date).       (c)	Mechanics of
Conversion. (i)	Optional Conversion. To convert any
Conversion Amount into shares of Common Stock on any date on or after the first anniversary of the Issuance Date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59
p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the
Company; on or before the next Trading Day following the date of receipt of a
Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the
Common Stock (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery
Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the
Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system, as specified in the Conversion Notice or
(Y) if the Transfer Agent is not participating in the DTC Fast Automated
Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal that has come due under this
Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading  Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal not converted. The Holder (or such Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock
on the Conversion Date. (ii)	Company's Failure to Timely Convert. If, within
four (4) Trading Days after the Company's receipt of the facsimile copy or other delivery of a Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common
Stock to which the Holder is entitled upon such holder's conversion of any
Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a
"Buy In"), then the Company shall, within three (3) Trading Days after receipt by the Company of the Holder's written request and trade confirmations, in the
Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and otherout-
of-pocket expenses, if any) for the shares of Common Stock so purchased
(the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock issuable pursuant to the Conversion Notice, times (B)
the Closing Sale Price of the Common Stock on the Conversion Date (either (i)
or (ii), a "Conversion Failure Cure").  (iii) Registration; Book-Entry. The
Company shall maintain a register (the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance
Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each
Holder whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of
Principal and Interest hereunder, notwithstanding notice to the contrary. This
Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of this Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new
Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this
Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges (as defined in Section 22(b)) converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not
to require physical surrender of this Note upon conversion.  (iv)	Disputes.  In
the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.
4.	RIGHTS UPON EVENT OF DEFAULT.
       (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event of
Default":  (i)the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five
(5) consecutive Trading Days or for more than an aggregate of ten (10) Trading
Days in any 365-day period; (ii)the Company's failure to cure a Conversion
Failure by effecting a Conversion Failure Cure within three (3) Trading Days
after the Conversion Failure; (iii)	at any time following the tenth (10th)
consecutive Trading Day that the authorized number of shares is less than the number of shares of Common Stock that all of the holders of Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent
(150%) of the full Principal and Interest of this Note; (iv)the Company's failure to pay to the Holder any amount of Principal (including, without limitation, any redemption payment), Interest, Late Charges or other amounts within five (5) Trading  Days after the same is due under this Note or to timely perform any of its obligations under the Registration Rights Agreement, any and all employment agreements to which the Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended Agreement to which the
Holder is a party (collectively, the "Transaction Documents"); (v)any default under, redemption of prior to maturity or acceleration prior to maturity of any
Indebtedness in excess of $100,000, in the aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of (A) the promissory notes issued to the initial holders of the Registered Notes and assigned to Nyle
International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the
Company or (C) the promissory note issued to D.A.W., Inc. ("D.A.W."), of even date with this Note; (vi)the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A)
commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"),
(D) makes a general assignment for the benefit of its creditors or (E)
admits in writing that it is generally unable to pay its debts as they become
due; (vii)	a court of competent jurisdiction enters an order or decree underany
Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case; provided that such order or decree must be a final order or decree if the Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the
Company or any of its subsidiaries, or (C) orders the liquidation of the
Company or any of its subsidiaries; (viii)a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the
Company or any of its subsidiaries and which judgments are not, within sixty
(60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay;
provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of
the issuance of such judgment; (ix)	the Company breaches any material
representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10)
consecutive Trading Days; (x)	any breach or failure in any respect to comply
with Section 14 of this Note; (xi)	at any time after February 4, 2008, the
Common Stock is unable to be transferred with DTC through the Deposit
Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or (xii)the Company fails to pay all
Principal and Interest hereunder, as of the effective date of a Fundamental
Transaction.
       (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading  Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of
Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common Stock.
Each portion of this Note subject to redemption by the Company pursuant to this
Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the
Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (y) the Closing Sale Price of the Common Stock
on the date immediately preceding such Event of Default (the "Event of Default
Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this
Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b)
is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
       (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of
Registered Notes.  Any such waiver must be in writing and must be delivered to all of the holders of Registered Notes.
5.	ADJUSTMENTS.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:(i)Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 5(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.  (ii)	Issuance of Convertible Securities. If the Company in any
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price
shall be made by reason of such issue or sale. (iii)	Change in Option Price or
Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible
Securities are convertible into or exchangeable or exercisable for Common
Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(a)(iii), if the terms of any Option or Convertible
Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or
Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would
result in an increase of the Conversion Price then in effect.(iv)	Adjustment
of Conversion Price upon Subdivision or Combination of Common Stock.  If the
Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the
Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this
Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of
Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of
Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the
Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
       (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive,
without payment therefor: (i)	other or additional stock, other securities, or
property (including cash) by way of dividend; or (ii)	other or additional (or
less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common
Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in Sections 6(a) and 6(b) hereof.  (i)Transfer to
Holders Upon Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder after the effective date of such dissolution pursuant to this Section 6(c) to the Holder.
(ii)	Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of the Note.
       (d)	Other Securities.
       (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.  (ii) In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or
Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the
Company (or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth ina
Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
       (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar inform and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the Registered Notes, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such
Successor Entity had been named as the Company herein. Upon consummation of the
Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this
Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental
Transaction, such shares of publicly traded common stock (or their equivalent)
of the Successor Entity, as adjusted in accordance with the provisions of this
Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.  Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the
Company to redeem the Registered Notes upon the occurrence of a Fundamental
Transaction through payment of in immediately available funds of all Principal,
Interest and other amounts provided hereunder as of the effective date of the
Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
       (a)	General. After February 4, 2009, the Company, at its option shall have the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption Notice is received and until the Company Redemption Price is received by the Holder.
Except as otherwise provided herein, up to and including February 4, 2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption Price").
        (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
       (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company is prepared to redeem the Note, which date shall not be more than fifteen (15) nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the Financing
Redemption (the "Financing Redemption Price").  Any redemption by the Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this Section 8(c)
shall be made subject to and in accordance with the provisions of Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
       (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
       (b)	Insufficient Authorized Shares. If at any time while any of the
Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading  Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid
Interest with respect to such Conversion Amount and accrued and unpaid Late
Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.
12.	RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the
Registered Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its
Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.       (a)	Rank. All payments due under this Note shall be
senior to or rank
pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
       (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
       (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
       (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding  upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
       (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
       (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding Principal.
       (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
       (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
       (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
       (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and
disbursements.19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be
jointly drafted by
the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading  Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
       (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the
Holder.
       (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading  Day, the same shall instead be due on the next succeeding day which is a Trading  Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of
Principal or other amounts due under the Transaction Documents, other than
Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction,validity, interpretation and performance of this Note shall be governed by, the
internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the
Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OFANY
DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY
TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the
Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
       The Company represents and warrants to each Shareholder, as follows:
       (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization. The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this
Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the
Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The
Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
       (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the transactions contemplated hereby.
       (d)	Non Contravention.  Neither the execution, delivery, nor issuance of this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
       (e)	Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the
Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.
           (d)	"Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices,respectively, of any market makers for such security as reported in the
"pink
sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 24. All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (e)	"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
       (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
           (g)	"Eligible Market" means, The New York Stock Exchange, Inc.,
the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
       (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the
Class B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W. and the Company.
       (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other
Person acquires more 50% of the outstanding shares of Common Stock or more than
50% of the outstanding shares of Voting Stock (not including any shares of
Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or "group"
(as these terms are used for purposes of Sections 13(d) and 14(d) of the
Securities Exchange Act of 1934, as amended) is or shall become the "beneficial owner" (as  defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common
Stock or 50% of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended Agreement.
       (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
       (k)	"Indebtedness" of any Person means, without duplication (i)
allindebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii)
all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the
Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
       (l)	"Interest Rate" means eight percent (8%) per annum.
       (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
       (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
       (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B)
existing on such equipment at the time of its acquisition, provided that the
Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the
Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of
Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the Company, and (xi)
Liens existing as of this date and disclosed on Schedule 28(p) hereto.
       (q)	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
       (r)	"Principal Market" means the Nasdaq Stock Market.
       (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
       (t)	"Redemption Premium" means 125%.
       (u)	"Redemption Prices" means, collectively, the Event of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
       (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
       (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
       (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
       (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


[Signature Page Follows]















































IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer
















































EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

      The undersigned, as Holder of the Convertible Note Due February 4, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________
Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock























THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE

Page 2 to Conversion Notice for:

(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED

A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted: $


Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	        =   	$
                                                =====
Conversion Price				      	$
                                                -----

Number of shares of Common Stock =

If the conversion is not being settled by DTC, please issue and deliver certificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:


























EXHIBIT II

SCHEDULE OF PAYMENTS AND CONVERSIONS FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE FEBRUARY 4, 2011

        Interest   Principal   Conversion  Holder     Company
Date    Payment    Payment     Amount      Initials   Initials
----    -------    -------     ------      --------   --------

















































Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.











































Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by this note.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.































Schedule 28(p)
Liens

1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.

2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.












 [Signature Page Convertible Note]



































Exhibit No   Description
----------   -----------
10.18        REGISTRATION RIGHTS AGREEMENT, DATED FEBRUARY 4, 2008, MADE BY AND
             AMONG THE REGISTRANT AND CERTAIN INDIVIDUALS (FORMERLY THE
             MINORITY SHAREHOLDERS OF D.A.W., INC.) (THE "MINORITY
             SHAREHOLDERS")

REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of February 4, 2008, by and among Nyer Medical Group, Inc., a Florida corporation (the "Company"), and the shareholders signatory hereto (each such shareholder, a "Shareholder" and collectively, the "Shareholders").
      WHEREAS, on or about August 5, 1996, the Shareholders and the Company entered into a Shareholders' Agreement (the "Shareholders' Agreement")
providing in relevant part for the Company's purchase of the Shareholders'
interests (collectively, the "Subsidiary Interest") in D.A.W., Inc. ("D.A.W.")
and F.M.T. Franchise Co., Inc. ("F.M.T.") to be completed on or before
August 5, 2006;
      WHEREAS, on or about August 9, 2006, the Shareholders, D.A.W. and the
Company entered into an agreement (the "Extension Agreement") which, in relevant part, extended until as late as July 15, 2007, the Company's obligations to complete the purchase of the Subsidiary Interest with payment in immediately available funds;
      WHEREAS, the Company has to date been unable to satisfy its purchase obligations under the Extension Agreement;
      WHEREAS, on December 20, 2007, the Shareholders, D.A.W. and the Company
have entered into an amendment to the Extension Agreement (the "Amended
Agreement") providing for the completion of a series of transactions which will together satisfy the Company's obligations under the Extension Agreement and the Shareholders' Agreement, including, but without limitation: (i) the purchase by the Shareholders of 597,826 shares of common stock of the Company held by
Nyle International Corp. (the "Nyle Common Stock"); (ii) the redemption of all of the preferred stock of the Company held by certain members of the Nyer family; and (iii) the purchase by the Company of the Subsidiary Interest;
      WHEREAS, the Amended Agreement provides that (i) part of the purchase price for the Subsidiary Interest is a promissory note or notes issued by the
Company in favor of the Shareholders (the "Convertible Note"), which Convertible
Note is convertible into shares of common stock of the Company, $0.0001 par value per share (the "Common Stock"), (ii) part of the purchase price for
theSubsidiary Interest shall be shares of Series 2 of the Class B Preferred
Stock of the Company (the aggregate of such stock issued as consideration thereunder, the "Class B-2 Preferred") and (iii) the Company, D.A.W. and each of Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael
Curry will enter into an employment agreement (each, an "Employment Agreement")
pursuant to which each employee shall receive non-qualified stock options to purchase 12,000 shares of Common Stock;
      WHEREAS, the Convertible Note provides that Shareholders may elect to receive all or any portion of their allocable payment of the Convertible Note in shares of Common Stock, for any given period;
      NOW THEREFORE, in consideration of the recitals, the mutual covenants and agreement herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and the
Shareholders hereby agree as follows:
      1.	Definitions.  As used in this Agreement, the following terms shall have the following meanings:
      "Advice" shall have the meaning set forth in Section 7(d).
      "Commission" means the U.S. Securities and Exchange Commission or any successor authority.
      "Company Notice" shall have the meaning set forth in Section 2(a)(i).
      "Effectiveness Date" means, with respect to any Registration Statement required to be filed hereunder, the earlier of (a) the 60th calendar day following the Filing Date, and (b) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.
      "Effectiveness Period" shall have the meaning set forth in Section 2(c).
      "Event" shall have the meaning set forth in Section 2(d).
      "Event Date" shall have the meaning set forth in Section 2(d).
      "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any references to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
      "Filing Date" means, (i) with respect to a Registration Statement that is filed pursuant to Section 2(a), the filing date of such Registration Statement, and (ii) with respect to a Registration Statement required to be filed pursuant to Section 2(b), the date set forth in the Request Notice, which shall not be less than ninety (90) days after the date of such Request Notice.
      "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
      "Indemnified Party" shall have the meaning set forth in Section 6(c).
      "Indemnifying Party" shall have the meaning set forth in Section 6(c).
      "Losses" shall have the meaning set forth in Section 6(a).
      "Proceeding" means an action, claim, suit, investigation or proceeding
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
      "Prospectus" means the prospectus included in a Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rules 430A or 430B promulgated under the Securities
Act), as amended or supplemented by any prospectus supplement or free writing prospectus, with respect to the terms of the offering of any portion of the
Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
      "Registrable Securities" means (i) the Nyle Common Stock, (ii) the shares of Common Stock issuable upon conversion under the Convertible Note, (iii) the shares of Common Stock issuable as payment under the Convertible Note, (iv) the shares of Common Stock issuable upon conversion of the Class B-2 Preferred, or
(v) the shares of Common Stock issuable pursuant to the exercise of an employee stock option granted by the Company under an Employment Agreement to any
Shareholder, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
      "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.
      "Request Notice" shall have the meaning set forth in Section 2(b).
      "Requested Registrable Securities" means Registrable Securities requested by a Holder to be included in a Registration Statement pursuant to the provisions of this Agreement.
      "Rule 144" means Rule 144 promulgated by the Commission under the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Rule 415" means Rule 415 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Rule 424" means Rule 424 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any references to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
      "Selling Shareholder Questionnaire" shall have the meaning set forth in
Section 3(a).
      "Trading Day" means any day other than a Saturday, a Sunday, or a day on which the New York Stock Exchange or Nasdaq Stock Market are authorized or required by law or executive order to remain closed.
      2.	Registration.
      (a)	Registration by the Company. If at any time or from time to time the
Company shall propose to file on its behalf or on behalf of any of its security holders (including without limitation pursuant to Section 2(b)) a registration statement under the Securities Act with respect to any class of Common Stock, except in connection with (i) an offering relating solely to dividend reinvestment plans or stock option or other employee benefit plans, (ii) any merger,  consolidation or acquisition, (iii) any exchange or tender offer, whether with existing security holders of the Company or any other person, or
(iv) an offering relating solely to convertible securities or units consisting of securities senior to Common Stock and warrants, options and rights to acquire Common Stock, the Company shall, in each case:(i)  promptly give written notice to each Holder (the "Company Notice") at least twenty (20)
days (or such shorter period as the Company deems reasonable under the circumstances) before the anticipated Filing Date.  Such notice shall include the anticipated offering price or range thereof and the plan of distribution;
(ii)  subject to the provisions of subsection 2(a)(iii) hereof, include in such registration (and any related qualification under blue sky or other state securities laws), and, at the request of a Shareholder, all Registrable
Securities held by a Holder specified in a written request or requests, made within ten (10) days after such written notice from the Company, by such
Holder; and (iii)  use commercially reasonable efforts to cause the  managing underwriter or underwriters of any proposed underwritten offering of any class of Common Stock to permit the Requested Registrable Securities to be included in the Registration Statement for such offering on the same terms and conditions as the Common Stock of the Company included therein.
Notwithstanding the foregoing, if the managing underwriters of such offering deliver a written opinion to the holders of such Requested Registrable
Securities that marketing considerations (including, without limitation, pricing) require a limitation on the Requested Registrable Securities included in any Registration Statement filed under this Section 2(a), then, subject to the advice of said managing underwriter or underwriters as to the size and composition of the offering, such limitation will be imposed pro rata (based upon the relative proposed public offering price of the Requested Registrable
Securities ) among all holders of Requested Registrable Securities (except as otherwise provided in Section 2(b)).
      If any Holder desires to have Registrable Securities registered under this Section 2(a), it shall be required so to advise the Company in writing within ten (10) days after the date of the Company's notice, setting forth the number or amount of Registrable Securities for which registration is so requested. Neither the delivery of the Company Notice nor of the request by any Holders shall in any way obligate the Company to file a Registration
Statement and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement relates without liability to any of the Holders. No registration of Registrable Securities effected under this Section 2(a) shall relieve the Company of its obligation to effect registration of Registrable
Securities upon any request made pursuant to the provisions of Section 2(b).
      (b)	Registration at Holders' Request.  Subject to the second paragraph of this Section 2(b), upon the written request (the "Request Notice") of the
Holders of a majority of the Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of the
Registrable Securities held by such Holder, specifying the intended method or methods of disposition of such Registrable Securities, the Company shall, except to the extent not required to do so pursuant to the provisions of this Section 2(b), promptly give written notice of such requested registration to all Holders of Registrable Securities and thereupon will expeditiously prepare and, a registration statement with respect to, and use its best reasonable efforts to effect the registration, under the Securities Act, of:
(i)  the Requested Registrable Securities , for disposition in accordance with the intended method of disposition stated in such request, and (ii) all other
Registrable Securities which the Company has been requested to register by the
Holders of Registrable Securities by written request delivered to the Company within ten (10) days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable
Securities).  Notwithstanding anything to the contrary above, the Company need not file and so cause a Registration Statement so filed pursuant to the provisions of this Section 2(b) to become effective under the Securities Act on more than two occasions (except that if the Company is then eligible for the use of Form S-3 (or any successor form), Holders shall have the right to request an additional registration on Form S-3 (or such successor form) under this Section 2(b));  provided however, that a Registration Statement filed and then withdrawn by the Company shall not count as one of the two occasions referred to above.

      (c)	On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the
Requested Registrable Securities (for an offering to be made on a continuous basis pursuant to Rule 415, if so requested by any Shareholder).  The
Registration Statement required hereunder shall be on Form S-3 (except if the
Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith).  Subject to the terms of this Agreement, the
Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable
Securities covered by the Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144 as determined by the counsel to the
Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the
"Effectiveness Period").  The Company shall use its best efforts to notify the
Holders of the effectiveness of the Registration Statement within two (2)
Trading Days of the date that the Company receives notification of the effectiveness from the Commission.  Failure to so notify the Holders within two
(2) Trading Days of such notification shall be deemed an Event under Section
2(d).  The Company shall, as promptly as possible, but in any event within three (3) Trading Days of the day that the Company receives notification of the effectiveness from the Commission, file a Prospectus under Rule 424(b) with the
Commission, if required under the Securities Act.
      (d)	If: (i) a Registration Statement requested pursuant to Section 2(b)
is not filed on or prior to the Filing Date (if the Company files such a
Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (iii) prior to the date when such Registration
Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten
(10) Trading Days after the receipt of comments by or notice from the
Commission that such amendment is required in order for a Registration
Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the 30th calendar day after the Effectiveness Date, or (v) after a
Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable
Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable
Securities, for in any such case ten (10) consecutive calendar days but no more than an aggregate of fifteen (15) calendar days during any twelve (12)
month period (which need not be consecutive Trading Days)(any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iv)
the date on which such Event occurs, or for purposes of clause (ii) the date on which such (5) five Trading Day period is exceeded, or for purposes of clause
(iii) the date which such ten (10) Trading Day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, then, on each monthly anniversary of each such Event Date (if the applicable
Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% for the first two months and 2.0% for each month thereafter of the aggregate purchase price paid by such
Holder for any Registrable Securities then held by such Holder.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within thirty days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.
      3.	Registration Procedures
      In connection with the Company's registration obligations hereunder, the
Company shall: (a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders copies of all such documents proposed to be filed (including the proposed Registration
Statement and any related prospectus and documents incorporated or deemed incorporated by reference to the extent requested by such person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the
Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of such documents.  Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a
"Selling Shareholder Questionnaire") not less than three (3) Trading Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this Section, whichever occurs later.
      (b)	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration
Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the
Securities Act all of the Registrable Securities; (ii) cause the related
Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule
424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or Prospectus or any request for amendment or post-effective amendments the Registration
Statement or supplements to the Prospectus or for additional information and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the
Registration Statement or such amendment or supplements; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange
Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the
Registration Statement as so amended or in such Prospectus as so supplemented.
      (c)	Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible and (if requested by any such person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any
Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the
Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration
Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration
Statement for amendments or supplements to the Registration Statement or
Prospectus or for additional information; (iii) of the issuance by the
Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any
Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or
Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
      (d)	Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
      (e)	Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such person, and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
      (f)	Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such
Prospectus and each amendment or supplement thereto by each of the selling
Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).
      (g)	Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable
Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration
Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of processing any such jurisdiction.
      (h)	If the rules and regulation of the Financial Industry Regulatory
Authority require any broker-dealer or the Company to make a filing prior to executing a sale by a Holder, promptly make any such filing with the Financial
Industry Regulatory Authority and respond within five (5) Trading Days to any comments received from the Financial Industry Regulatory Authority in connection therewith, and pay the filing fee required in connection therewith.
      (i)	If requested by the Holders, cooperate with the Holders to
facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be delivered to a transferee pursuant to the
Registration Statement, which certificates shall be free, to the extent permitted by law and the Amended Agreement (or any agreement related thereto), of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
      (j)	Upon the occurrence of any event contemplated by Section 3(c)(v)
promptly upon becoming aware thereof notify each Holder and, as promptly as reasonably possible, prepare and furnish to such Holders a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration
Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section
3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such
Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(d), for a period not to exceed 60 days (which need not be consecutive days) in any twelve (12) month period.
      (k)	Cause all Registrable Securities covered by the Registration
Statement to be listed on each securities exchange on which securities of the same class are then listed.
      (l)	Enter into agreements (including underwriting agreements, if applicable) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities
      (m)	If the offer and sale of the Registrable Securities involves an underwritten offering:
A.	make such representations and warranties to the Holders of such
Registrable Securities and the underwriters, if any, in form, substance and scope, reasonably satisfactory to such Holders and underwriters, as are customarily made by issuers to underwriters in primary underwritten offerings;
B.	use commercially reasonable efforts to obtain opinions and updates thereof of counsel which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and the Holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold, addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;
C.	use commercially reasonable efforts to obtain so-called "cold comfort"
letters and updates thereof from the Company's independent public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;
D.	if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of Section 5 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and
E.	deliver such documents and certificates as may be reasonably requested by the Holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold or the underwriters, if any, to evidence compliance with the provisions of this Section 3(l) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.
      The above shall be done at the effectiveness of such Registration
Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling Holder of Registrable Securities in connection with the disposition of Registrable Securities pursuant to such Registration
Statement, all in a manner consistent with customary industry practice.
      (n)	Make available to (A) each Holder that is selling in excess of
$1,000,000 of Registrable Securities in such offering (based upon the proposed public offering price of the Registrable Securities proposed to be included),
(B) any underwriter participating in any disposition pursuant to such
Registration Statement, and (C) any attorney or accountant retained by such
Holders or underwriter, all pertinent financial, corporate and other records and documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, representative, underwriter, attorney or accountant, in each case as shall be reasonably necessary to enable the selling Holders of Registrable Securities and any underwriter to exercise their due diligence responsibilities in connection with the registration, with respect to each at such time or times as the person requesting such information shall reasonably determine; provided, however, that any records, information or documents that are designated by the
Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or applicable law or otherwise becomes public without breach of the provisions of this paragraph.
      (o)	 Otherwise use commercially reasonable efforts to comply with the
Securities Act, the Exchange Act, all applicable rules and regulations of the
Commission and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders, earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than ninety (90) days after the end of any 12-month period of the Company
(A) commencing at the end of any month in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (B) beginning with the first month commencing after the effective date of the Registration Statement, which statements shall cover said
12-month periods.
      (p)	Upon request, prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus
(after the initial filing of the Registration Statement) provide copies of such document to the Holders of Registrable Securities, the underwriters, if any, and their respective counsel make the Company's representatives available for discussion of such document with such persons and make such changes in such document prior to the filing thereof as any such persons may reasonably request.
      (q)	The Company may require each selling Holder to furnish to the
Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over such shares.
During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
      4.	 Registration under the Exchange Act. The Company covenants and agrees that, at its expense, until such time as the Holders no longer hold any
Registrable Securities:
      (a)	it will, if required by law, maintain a registration statement
(containing such information and documents as the Commission shall specify)
with respect to the Common Stock under Section 12(g) of the Exchange Act effective and will file on time such information, documents and reports as the
Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g); and
      (b)	it will, if a registration statement with respect to the Common
Stock under Section 12(b) or Section 12(g) is effective, upon the request of any Holder, make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as any
Holder may deem necessary or desirable in order to enable him to be permitted to sell shares of Common Stock pursuant to the provisions of Rule 144.
      (c)	The Company represents and warrants that any such registration statement or any information, documents or report filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, trustees, advisory committee members, officers, directors, employees, representatives and agents, each broker, dealer or underwriter
(within the meaning of the Securities Act) acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder or any such broker, dealer or underwriter from and against any and all Losses arising out of or resulting from any  breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 6;
provided, however, that the Company shall be given written notice and an opportunity to participate in, and, to the extent that it may wish, to assume on terms and conditions comparable to those set forth in Section 6, the defense thereof.
      5.	Registration Expenses.
      (a)	All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.
The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading,
(B) in compliance with applicable state securities or blue sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable
Securities with the Financial Industry Regulatory Authority, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the
Registration Statement), (iii) messenger, telephone and delivery expenses, (iv)
fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (vii) fees and expenses of all independent public accountants of the Company (or any acquired entity), including without limitation the expenses of any annual or special audit and cold comfort" letters, and (viii) fees and disbursements of underwriters excluding discounts, commissions or fees of the underwriters attributable to the Registrable Securities).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions.
      (b)	Without limiting the generality of the foregoing (but subject to the last sentence of this paragraph), in connection with each Registration Statement required hereunder, the Company will reimburse the Holders of
RegistrableSecurities being registered pursuant to such Registration Statement for the
reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling Holders in the exercise of the reasonable judgment of counsel for the selling Holders and counsel for the
Company, provided that such selling Holders shall use commercially reasonable efforts to minimize conflicts of counsel) chosen by the Holders of not less than a majority in value (based on the proposed public offering price) of the
Registrable Securities being sold.
      6.	Indemnification
      (a)	Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Registrable Securities, and each person who controls any such
Holder or any such underwriter, broker or dealer (within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or in any document incorporated by reference therein, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the
Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such
Prospectus or such form of prospectus or in any amendment or supplement thereto
(it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective
Prospectus after the Company has notified such Holder in writing that the
Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the
Company is aware in connection with the transactions contemplated by this
Agreement.
      (b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company or any such underwriter, broker or dealer (within the meaning of Section 15 of the
Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or
(y) any untrue or alleged untrue statement of a material fact contained in any
Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus or in any document incorporated by reference therein, or arising out of or relating to any omission or alleged omission of a material fact required to be stated
therein or necessary to make the statements therein not misleading (in the case of any Prospectus, or form of prospectus or supplement thereto, in light of the circumstances under which they were made) (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in therein or (ii) to the extent that (1) such information relates to such Holder or such Holder's proposed method of distribution of
Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such
Prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in
Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective
Prospectus after the Company has notified such Holder in writing that the
Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable
Securities giving rise to such indemnification obligation.
      (c)	Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an
"Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified
Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or
Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the
Indemnifying Party (in which case, if such Indemnified Party notifies the
Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).
The Indemnifying Party shall not be liable for any settlement of any such
Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending
Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
      Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.
      (d)	Contribution.  If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.
The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, after deducting any amounts that had been owed by the Company to the Holder as of
December 1, 2007 (the "Deducted Amounts"), except in the case of fraud by such
Holder. If Deducted Amounts are so deducted for purposes of this Agreement,
Deducted Amounts shall no longer be deemed an obligation of the Company to the
appropriate Holder.      No person guilty of fraudulent misrepresentation
(within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
      Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable
Securities with respect to any required registration or other qualification of
Registrable Securities under any applicable law other than the Securities Act.
      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the
Indemnified Parties.
      7.	Miscellaneous
      (a)	Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each
Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
      (b)	No Other Registrations.  Except as set forth on Schedule 7(b)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the
Company in a Registration Statement other than the Registrable Securities.
Except as set forth on Schedule 7(b) attached hereto, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.  After the earlier of the Filing Date and the date the Company files any Registration Statement, the Company shall not file any other registration statements until the Registration Statement required hereunder is declared effective by the Commission, provided that this Section
7(b) shall not prohibit the Company from filing amendments to registration statements already filed.  The Company shall not grant to any person the right to request the Company to register, nor shall the Company include in any
Registration Statement, any securities other than the Registrable Securities or any shares of Common Stock to be registered on behalf of the Company or any shares required to be so included pursuant to the agreements set forth on
Schedule 7(b) hereto, without the written consent of Holders of not less than a majority in value (based on the proposed public offering price) of the
Registrable Securities as to which registration has been so requested. The
Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby without the prior consent of the of the Holders of a majority of the Registrable
Securities.
      (c)	Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the
Registration Statement.
      (d)	Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the
Registration Statement until such Holder's receipt of the copies of the
Supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).
      (e)	Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the
Holders of at least 66% of the outstanding Registrable Securities not yet sold under the Registration Statement or pursuant to Rule 144.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
      (f)	Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.
      (g)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the
Holders (or their transferees) holding at least 66% of the then-outstanding
Registrable Securities.  Each Holder may assign their respective rights hereunder; provided that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Holder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Anything in this Agreement to the contrary notwithstanding, the term "Holders" as used in this Agreement shall include the
Shareholders party to this Agreement, their permitted successors and assigns provided that such Shareholder shall execute a counterpart to the Agreement in accordance with the immediately preceding sentence.  In the event that the
Company shall be merged with, or consolidated into, any other entity or in the event that it shall sell and transfer substantially all of its assets to another entity, the terms of this Agreement shall inure to the benefit of, and be assumed by, the entity resulting from such merger or consolidation, or to which the Company's assets shall be sold and transferred.
      (h)	No Inconsistent Agreements. Neither the Company nor any of its
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 7(h), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
      (i)	Execution and Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures on this Agreement delivered by fax or telecopier shall be considered original signatures for purposes of effectiveness of this Agreement.
      (j)	Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
      (k)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
      (l)	Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
      (m)	Independent Nature of Holders' Obligations and Rights.  The
obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each
Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any
Proceeding for such purpose.
  (n)	Force Majeure.  No party shall be liable for any failure to perform its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).
     (o)	Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the
Commonwealth of Massachusetts without regard to choice of law considerations.
     (p)	Jurisdiction.  The parties agree that jurisdiction and venue for any action arising out of, related to, or concerning this Agreement as amended or modified shall be exclusively in the Business Litigation Session of the Superior
Court for the Commonwealth of Massachusetts.
      (q)	Construction.  The language in this Agreement will be deemed the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party.  In this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders.  The subject headings of the sections and subsections of this Agreement are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NYER MEDICAL GROUP, INC.
By:  /s/ Karen Wright
Name:    Karen Wright
Title:   Vice President of Finance and Treasurer

SHAREHOLDERS:

Name:    /s/Mark Dumouchel
Address:    3 Olde Surrey Lane
            Medway, MA 02053

Name:	   /s/David Dumouchel
Address:    3 Comstock Lane
            Topsfield, MA 01983

Name:    /s/Wayne D. Gunter
Address:    1 Sandlewood Lane
            Methuen, MA  01844

Name:	   /s/Michael F. Curry
Address:    32 Ledgeview Drive
            Norwood, MA  02062

Name:	   /s/Donato Mazzola

Address:    17 Gilbert Street
            W Newton, MA  02465

Name:	   /s/Lucille Curry
Address:    32 Ledgeview Drive            Norwood, MA  02062




ANNEX A

NYER MEDICAL GROUP, INC.

Selling Securityholder Notice and Questionnaire

      The undersigned beneficial owner of common stock, par value $0.0001 per share (the "Common Stock"), of Nyer Medical Group, Inc., a Florida corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of February 4, 2008 (the "Registration Rights Agreement"), among the Company and the Shareholders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE
      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.
      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE
1.	Name.
      (a)	Full Legal Name of Selling Securityholder:
      (b)	Full Legal Name of Registered Holder (if not the same as (a) above)
through which Registrable Securities Listed in Item 3 below are held:
      (c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:
Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:	Type and Number of
Registrable Securities beneficially owned:
4.	Broker-Dealer Status:
	Are you a broker-dealer?        Yes --		No --
Note:	If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
	Are you an affiliate of a broker-dealer?
                                      Yes --           No --
	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
                                          Yes --	No --

Note:	If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.	Beneficial Ownership of Other Securities of the Company Owned by the
Selling Securityholder.
      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
	Type and Amount of Other Securities beneficially owned by the Selling
Securityholder:

6.	Relationships with the Company:
      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:
      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated: 	Beneficial Owner:

	By:
		Name:
		Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:






Schedules 7(b) and 7(h)
The following is a list of Persons with rights to cause the Company to effect the registration under the Securities Act of securities of the Company:

1.	Pursuant to a July, 2002 stock option agreement (the "2002 Parker
Agreement"), Gary Parker ("Parker") was granted best efforts registration rights by the Company with respect to 30,000 shares of common stock of the Company (the "2002 Parker Shares"). An S-3 registration statement was initially filed on June 12, 2003 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In November, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2002 Parker Shares.

2.	Pursuant to a July, 2001 agreement (the "2001 Alliance Agreement"),
Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 15,873 shares of common stock of the Company (the "2001 Alliance Shares"). An S-3 registration statement was initially filed on August 2, 2001 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In December, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2001 Alliance Shares.

3.	Pursuant to a December, 2002 stock option agreement, Samuel Nyer ("Mr.
Nyer") was granted best efforts registration rights by the Company with respect to 500,000 shares of common stock of the Company underlying certain options granted to Mr. Nyer (the "2002 Nyer Shares"). An S-8 registration statement was filed in January, 2007 and became effective.

4.	Pursuant to a December, 2002 stock option agreement (the "2002 Alliance
Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 150,000 shares of common stock of the Company underlying certain options granted to Alliance
(the "2002 Alliance Shares"). An S-3 registration statement was initially filed on March 5, 2004 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such
registration statement became no longer effective.   In March, 2006, an S-3
registration statement was filed and became effective.

5.	In October, 2002, the board of directors of the Company approved the registration of shares of stock underlying options granted pursuant to each of the 1993 and 2002 stock option plans of the Company for purposes of issuance and resale. An S-8 registration statement was filed in January, 2007 and became effective.

6.	In April, 2005, the Company entered into definitive agreements for the private placement sale of common shares and warrants to two institutional investors. Pursuant to the private placement, the Company sold 193,237 shares of its common stock. The Company also granted to the investors warrants to purchase 53,320 common shares of the Company. Around the Clock Partners has 36,791 warrants and High Yield Orange has 16,529 warrants (the "Warrants"). The Company filed a registration statement in November, 2005 with the Securities and Exchange Commission (which later became effective) to permit resales of the common stock by the investors, including the common stock issuable upon exercise of the Warrants.
















































Exhibit No   Description
----------   -----------
10.22        AMENDMENT TO EMPLOYMENT AGREEMENT, DATED AS OF FEBRUARY 4, 2008,
             BY AND BETWEEN KAREN WRIGHT AND THE REGISTRANT

				Nyer Medical Group, Inc.
				1292 Hammond Street
				Bangor, Maine  04401

							February 4, 2008
Ms. Karen L. Wright
c/o Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, Maine  04401

	RE:	Amendment to Employment Agreement (the "Agreement"), dated June 25,
2007 (effective July 1, 2007), between Karen L. Wright ("Executive") and Nyer
Medical Group, Inc. (the "Company")

Ms. Wright:

     This letter shall serve as an amendment (the "Amendment") to the Agreement referenced above.

	Executive and the Company hereby agree that the Agreement is amended as follows:

1.	References in the following provisions of the Agreement to the positions of "President" and "Vice President of Operations" are hereby deleted:  the second "Whereas Clause", Article I (Employment) and Article II (A) (Duties).
2.	Executive waives and forever releases the Company, its directors, officers and shareholders from any claim she may have for events occurring or matters arising prior to this date with regard to her employment, the Agreement or this Amendment, but for stock options owed or monies owed in the ordinary course for Base Salary or Benefits, to the extent and as provided in the Agreement, as amended.
3.	To the extent this Amendment contradicts, contravenes or is inconsistent with any other term or condition of the Agreement, this Amendment shall be controlling.
4.	This Amendment shall be effective as of the date set forth above.  All other terms and conditions of the Agreement shall remain in full force and effect.
 	If this Amendment correctly states our understanding on the matters contained herein, please sign all originals where indicated below.

						Very truly yours,

						NYER MEDICAL GROUP, INC.

						By: /s/ Donald Lewis
                                            ----------------
                                            Donald Lewis,
                                            Assistant Secretary
ACCEPTED AND AGREED TO:
/s/ Karen L. Wright
    ---------------
    KAREN L. WRIGHT
Exhibit No.    Description
-----------    -----------
10.23       NEGOTIABLE PROMISSORY NOTE, DATED FEBRUARY 4, 2008, MADE BY THE
		   REGISTRANT IN FAVOR OF D.A.W., INC.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM.


              NEGOTIABLE PROMISSORY NOTE

$2,291,667.28			      DATE: February 4, 2008

      FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation, as maker, having its principal offices at 1292 Hammond Street, Bangor, Maine 04401 (the "Payor"), hereby unconditionally promises to pay to the order of D.A.W., Inc., a Massachusetts Corporation, as payee (the "Payee"), at Boston, Massachusetts, or at such other place as the Payee may from time to time designate in writing, the principal sum of $2,291,667.28 in lawful money of the United States of America with interest thereon to be computed from the date of this promissory note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note.

1. INTEREST. Payor will pay interest at the Applicable Federal Rate on the date hereof on the unpaid principal amount outstanding (the "Interest Rate"). Interest shall be calculated on the basis of a 365 day year for actual days elapsed.

2. PAYMENT TERMS. The term of this Note is five years. On the fifteenth day of each month, beginning on February 15, 2008, the Payor shall make monthly payments of interest to Payee on the entire outstanding principal. Principal shall be due to be paid in total on the fifth anniversary of the date set forth above. If any payment of principal or interest becomes due on a day that is not a Business Day (defined below), such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which banks in Boston, Massachusetts, are not required or authorized by law to close. In the event Payor fails to timely make any payment when and as due, then it shall be allowed a period of up to ten (10) days from the due date to make full payment prior to incurring additional interest on the unpaid earlier due amount.

3. PREPAYMENT. The Payor reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment in part, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly as well as the attached repayment schedule.

4.   ASSIGNMENT. This Note is assignable by the Payee.

5. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in, accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.

6. CONSENT TO JURISDICTION. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal. The Payor hereby submits to the jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts, with respect to any action, suit or proceeding brought against it arising out of or relating to this Note and the transactions contemplated hereby.

7.   MISCELLANEOUS.

      (a) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      (b) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor" shall include their respective successors, assigns, heirs, executors and administrators.

      (c) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

      (d) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

      (e)	The Payor hereby waives presentment, demand, notice, protest, and all other demands, and waives any defenses by reason of any extension or postponement of the time of payment hereof or any other indulgence granted thereto.

      (f) Any notice, statement or other communication given pursuant to this Note shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, with any such notice being deemed given three (3) days from the date mailed. If given to the Payee, notice shall be mailed to the Payee at the address set forth above or at such address as the Payee may hereinafter designate by like notice to the Payor. If given to the undersigned, notice shall be mailed to the undersigned at the address set forth above or at such other address within the United States as the undersigned may hereafter designate by like notice to the Payee.
NYER MEDICAL GROUP, INC.

By: /s/ Karen Wright
        ------------
Name:   Karen Wright
Title:  Vice President of
        Finance and Treasurer

Exhibit No   Description
----------   -----------
10.24        AMENDMENT TO FIRST AMENDMENT AND RESTATED AGREEMENT, DATED
             AS OF FEBRUARY 4, 2008, BY AND AMONG THE REGISTRANT, D.A.W.,
             INC. AND THE MINORITY SHAREHOLDERS

AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT

       Amendment (this "Amendment") dated as of February 4, 2008 among Nyer Medical Group, Inc. ("Nyer"), a Florida corporation, D.A.W., Inc. ("D.A.W."), a Massachusetts corporation, and each of the persons listed on Schedule A hereto (collectively the "Sellers") and each a "Seller"). Nyer, D.A.W. and the Sellers are collectively referred to as the "Parties" and each a "Party".

       BACKGROUND

       WHEREAS, the Parties hereto are all parties to the First Amended and Restated Agreement made as of the 20th day of December, 2007 (the "Amended Agreement") and the Parties desire to clarify and amend certain provisions of the Amended Agreement.

       NOW, THEREFORE, in consideration of the above premise and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties hereto, intending to be bound, hereby agree as follows:
       1.	Capitalized terms used herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Amended Agreement.
       2.	The Amended Agreement, including without limitation all exhibits and schedules to the Amended Agreement, is hereby amended to the extent necessary to
reflect that: (a)	Section 6.1(b)(ii) is amended to provide that David Dumouchel will serve for the period remaining on Karen Wright's term on the Nyer Board of
Directors, effective upon the Closing; (b) Section 6.1(c) is amended to provide that Nyer shall have received and delivered to the Sellers evidence of
Karen Wright's resignation from each position at Nyer she holds other than Vice
President of Finance, Corporate Secretary and Treasurer, and the Section shall
otherwise remain as provided in the Amended Agreement; (c)	Section 6.1(j) shall
have been deleted and in its place the following inserted; Each of Mark
Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry
shall have sold and transferred to D.A.W. all of their right and title to all shares of stock they hold in F.M.T., with Nyer having received reasonably satisfactory evidence of such sale and transfer; further (i) each of the aforementioned and D.A.W. represent and warrant to Nyer that such sale was duly authorized and constitutes the valid, binding and enforceable obligation of each party thereto for proper and sufficient consideration, the receipt of which is hereby acknowledged by each of the parties thereto; and (ii) each of the aforementioned  agree to cooperate with and take all actions reasonably requested by Nyer to (A) obtain from the Commonwealth of Massachusetts a
Certificate of Good Standing for F.M.T. within two months following the Closing or as may be otherwise extended or requested and (B) merge F.M.T. into D.A.W.
(d)	Section 6.1(l) shall be amended to provide that the current service arrangement as between Nyer and D.A.W. shall remain for a period extending until
June 1, 2008, at which time Nyer and D.A.W. shall have entered into an amended service agreement in a form no less favorable to Nyer than the existing service agreement; and (e)Section 6.1(p) shall be amended as follows:  The phrase
"$625,000" in the first line shall be deleted and in its place the phrase
"$500,000" shall be inserted. (f)	Section 7.2 shall be amended by deleting the
phrase beginning in the sixth line "the service agreement related to the
Shareholders' Agreement and".
       3.	Michael Curry has executed the Amended Agreement in his capacity as an F.M.T. shareholder and is not receiving any portion of the Purchase Price as provided in Section 1.3.
       4.	Except as expressly amended herein, all of the terms and conditions of the Amended Agreement shall remain in full force and effect.
       5.	The Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

Signatures sent by facsimile shall be deemed to constitute delivery for purposes of creating a binding agreement.


[Signatures on next page]










































     IN WITNESS WHEREOF, the Parties to this Amendment have duly executed it on the date first above written.

D.A.W., Inc.

By:	/s/ Mark Dumouchel
          --------------
          Mark Dumouchel, President

Address:	President
		D.A.W., Inc.
		13 Water Street
		Holliston, MA  01746

Nyer Medical Group, Inc.

By:  /s/ Karen Wright
         ------------
         Karen Wright, Chief Executive Officer

Address:  	Chief Executive Officer
       	Nyer Medical Group, Inc.
       	1292 Hammond Street
       	Bangor, ME  04401

Sellers:

Name:    /s/Mark Dumouchel
Address:    3 Olde Surrey Lane
            Medway, MA 02053

Name:	   /s/David Dumouchel
Address:    3 Comstock Lane
            Topsfield, MA 01983

Name:    /s/Wayne D. Gunter
Address:    1 Sandlewood Lane
            Methuen, MA  01844

Name:	   /s/Michael F. Curry
Address:    32 Ledgeview Drive
            Norwood, MA  02062

Name:	   /s/Donato Mazzola
Address:    17 Gilbert Street
            W Newton, MA  02465

Name:	   /s/Lucille Curry
Address:    32 Ledgeview Drive
            Norwood, MA  02062